EXHIBIT 10.1

EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST AGREEMENT

                        OF

              GIANT INDUSTRIES, INC.

                       AND

               AFFILIATED COMPANIES





Original Profit Sharing Plan Effective Date:  August 15, 1969

        ESOP Effective Date:  July 1, 1987

        As Amended by Amendments Nos. 1-8
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EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST AGREEMENT
OF GIANT INDUSTRIES, INC. AND AFFILIATED COMPANIES

           INDEX AFTER EIGHTH AMENDMENT

INTRODUCTION

I.   DESIGNATION OF PLAN AND DEFINITIONS

 1.1 Accounts
 1.2 Alternate Payee
 1.3 Asset Account
 1.4 Beneficiary or Beneficiaries
 1.5 Board of Directors
 1.6 Break in Service
 1.7 Ciniza
 1.8 Code
 1.9 Committee
 1.10    Compensation
 1.11    Disability
 1.12    Effective Date
 1.13    Employee
 1.14    Employer
 1.15    Employer Real Property
 1.16    Employer Stock
 1.17    ERISA
 1.18    Exempt Loan
 1.19    Fiduciary
 1.20    Fiscal Year
 1.21    Former Participant
 1.22    Giant
 1.23    Giant Arizona
 1.24    Highly Compensated
 1.25    Hixon
 1.26    Hour of Service
 1.27    Ineligible Participant
 1.28    Investment Manager
 1.29    Participant
 1.30    Plan
 1.31    Qualifying Employer Real Property
 1.32    Section 1042 Employer Stock
 1.33    Section 1042 Employer Stock Account
 1.34    Suspense Account
 1.35    Temporary Stock Account
 1.36    Trust or Trust Fund
 1.37    Trustee
 1.38    Union Employee
 1.39    Unrestricted Employer Stock
 1.40    Unrestricted Employer Stock Account
 1.41    Valuation Date
 1.42    Year of Service
 1.43    Year of Service
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II.  PARTICIPATION

 2.1  Eligibility Requirements
     (a) General Eligibility Rule
     (b) Eligibility Upon Re-employment
 2.2  Employee Participation
 2.3  Retirement
     (a) Normal Retirement
     (b) Late Retirement

III. CONTRIBUTIONS

 3.1 Employer Contributions and Limitations on Annual Additions
     (a)     Employer Contributions
     (b) Overall Limitation on Contributions
         (1) Basic Limitations
         (2) Special Limitations
         (3) Adjustment for Excessive
             Annual Additions
         (4) Participation in Multiple Plans
         (5) Special Rule for Defined
              Contribution Plan Fraction
         (6) Definitions
             3.2  Time of Payment of Contribution
             3.3  Voluntary Contributions

IV.  ALLOCATIONS TO ACCOUNTS

 4.1  Creation of Accounts
     (a)  Creation of Accounts for New
         Participants
     (b)  Creation of Accounts for Alternate
         Payees
 4.2  Account Statements
 4.3 Forfeitures
     (a) Forfeitures from Asset Accounts
     (b) Forfeitures from Employer
         Stock Accounts
     (c)  Order of Allocations
 4.4  Allocation of Purchased Unrestricted
     Employer Stock and Section 1042 Employer
     Stock Released with Certain Dividends
     (a) Unrestricted Employer Stock
         Purchased with Plan Assets
     (b) Section 1042 Employer Stock Released
         with Certain Dividends
     (c) Order of Allocations
     4.5 Valuation of Accounts
     (a)  Asset Accounts
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     (b)  Employer Stock Accounts
     (c)  Order of Allocations
 4.6  Annual Employer Contribution Allocation
 4.7  Allocations of Employer Stock
     (a)  Allocation of Stock Contributed
         by the Employer
     (b) Allocation of Section 1042
         Employer Stock
     (c)  Allocation of Unrestricted Employer
         Stock from Suspense Account and
         Purchased Unrestricted Employer Stock
     (d) Order of Allocations
 4.8 Voting Rights in Employer Stock
 4.9 Right to Tender Employer Stock
 4.10 Coverage Fail-Safe

V.   BENEFITS

 5.1  Vesting of Interests
     (a) Upon Death, Disability or Retirement
     (b) Termination for Other Reasons
     (c) Calculation of Years of Service
         (1) General Rules for Crediting
             Years of Service
         (2) Special Rules for Crediting
             Years of Service Upon
             Reemployment
             (A) Delay in Crediting Years
                 of Service
             (B) Rule of Parity
             (C) Effect on Portion of
                 Accounts Earned Prior to
                 Break in Service
         (3) Break in Service Rules for Pre-
             January 1, 1985 Plan Years
     (d) Transition Rule
 5.2  Form of Distribution
     (a) Distribution in Cash or in Stock
     (b) Lifetime Distributions
         (1) General Rule
         (2) Additional Lifetime Installments
             Distributions
     (c) Distributions Upon Death
 5.3 Distributions in Stock
     5.4 Distributions in Cash
 5.5 Distributions in Cash and Stock
 5.6 Time of Distribution
          (a) General Rule
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     (b) Consents and Notices
         (1) Accounts of $3,500 or Less

         (2) Accounts in Excess of $3,500
     (c) Liquidity Limitations
 5.7 Dividends
         Unrestricted Employer Stock Accounts
         and Section 1042 Employer Stock
         Accounts
     (b) Dividends on Stock Allocated to
         the Unallocated Stock Account
     (c) Dividends on Stock Allocated to
         the Suspense Account
     (d) Treatment of Distributed Dividends
 5.8 Put Option and Right of First
     Refusal
     (a) Put Option
     (b) Right of First Refusal
 5.9  Non-Vested Interests
     (a) Forfeitures
     (b) Repayment of Prior Distribution
     (c) Termination of Employment with
         No Distribution
 5.10  Participant Loans

VI.  [RESERVED]

VII. THE COMMITTEE

 7.1  Members
 7.2  Committee Action
 7.3  Rights and Duties
 7.4  Procedure for Establishing Funding
         Policy - Transmittal of Information
 7.5  Delegation of Investment Responsibility
 7.6  Delegation of Non-Investment Fiduciary
             Responsibility
 7.7  Duty of Care
 7.8  Compensation, Indemnity and Liability

VIII.  THE TRUSTEE

 8.1  Appointment of Trustee
 8.2  Resignation and Removal
 8.3  Successor Trustee
 8.4  General Duties of Trustee
 8.5  Accounts and Records
 8.6  Compensation and Expenses
 8.7  Employment of Agents

 8.8     Third Party May Rely
 8.9     Notice Must be in Writing and Received
 8.10    Valuation

IX.  POWERS OF THE TRUSTEE

 9.1     Investment of Trust Fund
 9.2     Exempt Loans
 9.3 Permitted Investment Acts
 9.4 Prohibited Investment Acts
 9.5 Diversification

X.   PORTABILITY AND ROLL-OVER

 10.1 Portability
     (a) Direct Rollovers
     (b) Definitions
 10.2 Receipt of Direct Rollovers

XI.  AMENDMENT AND TERMINATION

 11.1    Amendments
 11.2    Discontinuance of Plan
 11.3    Merger or Consolidation
 11.4    Failure to Contribute

XII. MISCELLANEOUS

 12.1  Contributions Not Recoverable
 12.2  Limitations on Participants' Rights
 12.3  Receipt and Release
 12.4  Assignment and Alienation
 12.5  Qualified Domestic Relations Orders
 12.6  Governing Law
 12.7  Headings, Etc., Not Part of Agreement
 12.8  Successors and Assigns
 12.9  Agent Designated for Service of Process
 12.10 Benefits Payable to Incompetents
 12.11 Pronouns
 12.12 Reference to Laws

XIII. EARLY WITHDRAWAL OF EMPLOYER CONTRIBUTIONS

XIV.  TOP HEAVY PROVISIONS

 14.1 Application of Top Heavy Provisions
 14.2 Vesting Requirements
 14.3 Compensation Limitation
 14.4 Minimum Allocation

 14.5  Limitations on Contributions and
       Benefits for Key Employees
 14.6  Rules for Determining Top Heavy Status
 14.7  Definitions
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EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST AGREEMENT


 Effective as of July 1, 1987, Giant Industries, Inc., an
Arizona corporation, and Ciniza Pipe Line Inc., a New Mexico corporation, amended and restated the Joint Profit Sharing Plan and Trust Agreement of Giant Industries, Inc., Giant Western Service Stations, Inc. and Ciniza Pipe Line Inc., as the Employee Stock Ownership Plan and Trust Agreement of Giant Industries, Inc. and Affiliated Companies (the "Plan"). Effective as of July 1, 1987, the Plan was adopted by Ciniza Production Company, a New Mexico corporation, (hereinafter referred to as "Ciniza") and by J.E.A. Company, Inc., an Arizona corporation.

 Effective as of September 28, 1989, Ciniza Pipe Line Inc.
was merged into Giant Industries, Inc., an Arizona corporation. Effective as of October 12, 1989, J.E.A. Company, Inc. was merged into Giant Industries, Inc., and Giant Industries, Inc. changed its name to Giant Industries Arizona, Inc. (hereinafter referred to as "Giant Arizona").

 On October 15, 1989, Giant Arizona entered into an
Agreement and Plan of Reorganization with Hixon Development Company, a Texas corporation, (hereinafter referred to as "Hixon") contemplating a merger whereby Giant Arizona and Hixon would become wholly owned subsidiaries of Giant Industries, Inc., a Delaware corporation (hereinafter referred to as "Giant"). The stock of Giant became publicly traded on December 15, 1989, and the merger was consummated on December 21, 1989.

 Effective as of December 21, 1989, the Plan was adopted by Giant and by Hixon. Giant, Giant Arizona, Hixon and Ciniza are hereinafter collectively referred to as the "Employer".

 WHEREAS, the Employer deems it desirable to maintain the Plan as an Employee Stock Ownership Plan in order to permit the Plan to invest primarily in the common stock of Giant Industries, Inc., a Delaware corporation and thereby provide eligible employees with the benefit of ownership of the common stock of Giant Industries, Inc.; and

 WHEREAS, the Plan is designed to comply with Public Law
93-406, the Employee Retirement Income Act of 1974, as amended, and is intended to meet the requirements of a qualified stock ownership plan under Sections 401(a) and 4975(e)(7) of the Internal Revenue Code of 1986 and any amendments thereto (the
Code) and thereby maintain tax exempt status under Section 501(a) of the Code with contributions thereto being deductible under
Section 404 of the Code; and

 WHEREAS, the Employer wishes to reward its Employees for loyal and faithful service, to aid Employees in the accumulation of funds for their later years, and to provide funds for their Beneficiaries in the event of death or disability;

 NOW THEREFORE, the terms and conditions of the Plan are as
follows:
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                  ARTICLE I.

      DESIGNATION OF PLAN AND DEFINITIONS

 This Employee Stock Ownership Plan shall be known as the "Employee Stock Ownership Plan and Trust Agreement of Giant Industries, Inc. and Affiliated Companies." For purposes of Plan investments and other transactions, the Plan may be referred to as the "Giant ESOP." The following terms shall have the following meanings unless a different meaning is plainly required by the context. Whenever in these definitions a word or phrase not previously defined is used, such word shall have the meaning thereafter given to it in Article I unless otherwise specified.

 1.1 "Accounts" shall mean the Asset Account, Unrestricted
Employee Stock Account, and Section 1042 Employer Stock Account, if any, established for any Participant, Former Participant, Alternate Payee or Beneficiary.

 1.2 "Alternate Payee" means any spouse, former spouse, child or other dependent of a Participant who is entitled to receive all or a portion of a Participant's Account pursuant to a domestic relations order which is determined to be a qualified domestic relations order in accordance with Section 12.5. An Alternate Payee shall not be a Beneficiary for purposes of this Plan unless such Alternate Payee is named as a Beneficiary pursuant to Section 1.4. The Alternate Payee shall have only the rights specified under the Plan and shall not be deemed to have the rights of a Participant, Former Participant or Beneficiary unless expressly stated.

 1.3 "Asset Account" shall mean the account used to reflect an interest in assets of the Plan other than Employer
Stock.

 1.4 "Beneficiary" or "Beneficiaries" shall mean the person or persons last selected by a Participant, Former
Participant, or Alternate Payee on a form provided by the Commit-

tee and by the terms of the Plan to receive any amounts payable under the Plan following the death of the Participant or Alternate Payee. The designation by a Participant or Former Participant of a Beneficiary other than his spouse shall not be effective unless the spouse of the Participant or Former Participant gives written consent to the designation. A Participant, Former Participant, or Alternate Payee may change the Beneficiary from time to time on a form provided by the Administrative Committee, however, unless a Participant's or Former Participant's spouse's initial consent to the designation of a Beneficiary other than the spouse expressly acknowledges that the spouse has a right to limit her consent to a specific Beneficiary and unless such spouse expressly relinquishes the right to approve any change in Beneficiary, the spouse must also give written consent to a change in a Participant's or Former Participant's selection of a Beneficiary other than the spouse. Any spousal consent shall acknowledge the effect of the Participant's or Former Participant's selection and shall be witnessed by a Notary Public. The consent of the spouse shall not be required to the selection of a Beneficiary by a Participant or Former Participant upon proof satisfactory to the Committee that the Participant or Former Participant is not married, the spouse of the Participant or Former Participant cannot be located, or the consent of the spouse cannot be obtained under such circumstances as may be prescribed in regulations issued by the U.S. Secretary of the Treasury or his delegate. If no Beneficiary is designated, or in the event no Beneficiary or contingent Beneficiary is surviving at the time of the Participant's, Former Participant's or Alternate Payee's death, a Participant's, Former Participant's or Alternate Payee's Beneficiary shall be deemed to be his spouse, if living, or if there is no spouse living, the Participant's, Former Participant's or Alternate Payee's issue, by right of representation, or if neither the Participant's, Former Participant's or Alternate Payee's spouse nor any issue are living, the Participant's, Former Participant's or Alternate Payee's estate. If a Participant or Alternate Payee completes a form designating more than one Beneficiary, his Accounts will be divided equally among the Beneficiaries who survive him, unless he directs otherwise in writing.

 1.5 "Board of Directors" shall mean the Board of Directors of Giant Industries, Inc., a Delaware corporation, unless otherwise specifically indicated.

 1.6 "Break in Service" shall mean an Eligibility
Computation Period, as defined in Section 1.41, or a Vesting
Computation Period, as defined in Section 1.42, during which an Employee or a Participant fails to complete at least five hundred
(500) Hours of Service.

 1.7 "Ciniza" shall mean Ciniza Production Company, a New
Mexico corporation.

 1.8 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

 1.9 "Committee" shall mean the Committee appointed by Giant Industries, Inc., a Delaware corporation, pursuant to
Article VII of this Plan.

 1.10 "Compensation" with respect to any Participant for any Fiscal Year beginning on or after January 1, 1989, shall mean and include the total compensation within the meaning of Treasury Regulation Section 1.415-2(d)(11)(i), paid by the Employer during that portion of the Fiscal Year in which the Employee is a Participant under the Plan; provided that for any Fiscal Year beginning on or after January 1, 1987, Compensation of an Employee shall be limited to one hundred and fifty thousand dollars ($150,000) per Fiscal Year, and further provided that for any Fiscal Year beginning on or after January 1, 1993, the term Compensation shall include elective contributions that are not includible in gross income under Code Sections 125, 402(e)(3), 402(h) and 403(b) which are made by the Employer on behalf of a Participant during that portion of the Fiscal Year in which the Employee is a Participant under the Plan.

 In determining Compensation under the Plan for any Fiscal
Year beginning on or after January 1, 1989, a Participant who is either a more than five percent owner of the Employer as defined in Code Section 414(q)(3) or one of the top ten (10) Highly Compensated Employees as defined in Code Section 414(q)(6) (hereinafter referred as a "Super Highly Compensated Participant"), a Participant who is a spouse of a Super Highly Compensated Participant on any day of the Fiscal Year and/or a Participant who has not attained age nineteen (19) before the close of the Fiscal Year and who is a lineal descendent of a Super Highly Compensated Participant, shall be treated as a "Family Group". Notwithstanding any other provision of the Plan to the contrary, the total Compensation of a Family Group cannot exceed $200,000 for any Fiscal Year beginning on or after January 1, 1989 and before January 1, 1994, $150,000 for any Fiscal Year beginning on or after January 1, 1994, or such greater amounts as determined by the Secretary of the Treasury in accordance with Code Section 401(a)(17) (hereinafter referred to as the "Family Group Limitation") for Fiscal Years beginning on or after January 1, 1989. If the total Compensation of a Family Group after applying a $150,000 per individual limitation to each Family Group member and before applying of the Family Group Limitation for the Fiscal Year to the Family Group, exceeds the Family Group Limitation for the Fiscal Year, the Compensation of any individual member of a Family Group shall be determined based upon the ratio that each Family Group member's Compensation after applying the $150,000 limitation but before applying the Family Group Limitation for the Fiscal Year, bears to the Compensation of all Family Group members after applying the $150,000 limitation but before applying the Family Group Limitation for the Fiscal Year, multiplied by the Family Group Limitation for the Plan Year.

 1.11 "Disability" shall mean a physical or mental condition resulting from bodily injury, disease, or mental disorder which can be expected to result in death or to last at least 12 months, which totally and presumably permanently prevents a Participant from continuing any gainful occupation, and which condition is determined to be a disability under the federal Social Security Acts by the appropriate Disability Determination Services Office of the Social Security Administration.

 1.12 "Effective Date" shall mean July 1, 1987 for the amendment and restatement of the Plan as an employee stock ownership plan and a stock bonus plan within the meaning of Code
Sections 401(a) and 4975(e)(7). The Plan was originally adopted as a profit sharing plan effective as of August 15, 1969.

 1.13 "Employee" shall mean any person who is employed by the Employer other than any person who serves only as a director or any person who is a Union Employee. For any Fiscal Year beginning on or after January 1, 1984, the term Employee shall include any Leased Employee. For purposes of this Section, the term Leased Employee includes an individual (who is not otherwise employed by the Employer) who, pursuant to a leasing agreement between the Employer and any other person, has performed services for the Employer (or for the Employer and any persons related to the Employer within the meaning of Code Section 144(a)(3)) on a substantially full-time basis for at least one year and who performs services historically performed by employees in the Employer's business field, provided that for Fiscal Years between January 1, 1984 and December 31, 1986, the term Leased Employee excludes any such individual who is covered by a plan described in Code Section 414(n)(5) and for purposes of services performed by such individuals after December 31, 1986, the term Leased Employee excludes any such individual who is covered by a plan described in Code Section 414(n)(5) only if Leased Employees constitute less than twenty percent (20%) of the Employer's non-highly compensated work force (as determined under Code
Section 414(n)(5)). If by the terms of this Section any Leased Employee is included in the term "Employee", all contributions or benefits provided for or on behalf of such Leased Employee by a leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer and shall offset any benefit otherwise provided under the terms of this Plan.

 1.14 "Employer," effective as of December 21, 1989, shall mean Giant Industries, Inc., a Delaware corporation, Giant Industries Arizona, Inc., an Arizona corporation, Hixon Development Company, a Texas corporation, and Ciniza Production Company, a New Mexico Corporation. The term "Employer" shall also include any other corporation which becomes a member of a controlled group of corporations (within the meaning of Section 1563(a) of the Code, determined without regard to Sections 1563(a)(4) and (e)(3)(c) of the Code) in which Giant is a component member and each entity (whether or not incorporated) which comes under common control with Giant (as defined in Section 414(c) of the Code and regulations issued thereunder) effective as of the date the corporation or entity becomes a member of a controlled group in which Giant is a member or comes under common control with Giant, including Giant Stop-N-Go of New Mexico, Inc., a New Mexico corporation, unless the Board of Directors or the corporation or entity which becomes a member of such controlled group affirmatively elects to exclude such corporation or entity from the definition of Employer. In addition, for purposes of determining Hours of Service and Years of Service, (i) all service completed by a prior employee of Shell Oil Company and Shell Pipe Line Corporation who became an Employee on or about April 1, 1982 in connection with the acquisition of the Ciniza Refinery and Pipeline by Giant Industries, Inc., shall be included as service with the Employer, and (ii) all service completed by an Employee of Hixon prior to December 21, 1989 who was employed by Hixon on December 20, 1989 shall be included as service with the Employer under this Plan.

 1.15    "Employer Real Property" shall mean real property
(and related personal property) which is leased to an Employer or to an affiliate of such Employer as defined under Section 407(d)(7) of ERISA. Employer Real Property shall be deemed to be acquired by the Plan on the date on which the Plan acquires the property or on the date on which a lease from the Plan to the Employer (or affiliate) is entered into, whichever is later.

 1.16 "Employer Stock" prior to December 21, 1989, shall mean shares of common stock of Giant Industries Arizona, Inc., an Arizona corporation, having a combination of voting power and dividend rights equal to or in excess of that class of common stock having the greatest voting power and that class of common stock having the greatest dividend rights, and on or after December 21, 1989 shall mean shares of common stock issued by Giant Industries, Inc., a Delaware corporation. Any valuation of Employer Stock prior to December 21, 1989, and any valuation in the event shares of common stock of Giant Industries, Inc. cease to be readily tradeable on an established securities market after December 21, 1989, shall be performed by an independent appraiser who meets the requirements of Code Section 410(a)(28)(c).

 1.17    "ERISA" shall mean the Employee Retirement Income
Security Act of 1974, as amended from time to time.

 1.18 "Exempt Loan" shall mean an exempt loan within the meaning of Code Section 4975(d)(3) and Treasury Regulations
S.S. 54.4975-7(b)(iii), the requirements of which are more fully set forth in Section 9.2.

 1.19 "Fiduciary" shall mean, in accordance with Section
3(21) of ERISA, any person who exercises any discretionary authority or discretionary control respecting management of the Plan or any authority or control respecting management or disposition of Plan assets, who renders investment advice for a fee or other compensation (direct or indirect) with respect to Plan assets or who has any authority or responsibility to do so, and any person who has any discretionary authority or discretionary responsibility in the administration of the Plan. The term Fiduciary shall be construed as including the term "Named Fiduciary" as defined in Section 402(a)(2) of ERISA with respect to those Fiduciaries who are identified in the Plan as "Named Fiduciaries".

 1.20 "Fiscal Year" shall mean the year beginning on January 1 and ending on December 31, and such Fiscal Year shall be the plan year for all purposes under ERISA and the Code.

 1.21 "Former Participant" shall mean a Participant whose employment with the Employer has terminated but who has vested Accounts under the Plan which have not been paid in full and which continue to participate in the increase or decrease in Plan assets including, for any Former Participant on or after December 21, 1989, any increase or decrease in Employer Stock.

 1.22 "Giant" means Giant Industries, Inc., a Delaware corporation.

 1.23 "Giant Arizona" means Giant Industries Arizona, Inc., an Arizona corporation.

 1.24 "Highly Compensated Employee" means, effective for any Fiscal Year beginning on or after January 1, 1987, any Employee who is a highly compensated employee as defined in Code
Section 414(q) and the applicable Treasury regulations. Generally, any Employee is considered a Highly Compensated Employee if during the Determination Year or the Look-Back Year such Employee:

     (a) was a "5% owner" as defined in Code Section
         416(i)(B)(i) (i.e. who owns (or is treated as owning) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer.) In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections
         414(b), (c) and (m) shall be treated as
         separate employers;

     (b) received Section 415 Compensation from the
         Employer in excess of $75,000;

     (c) received Section 415 Compensation from the
         Employer in excess of $50,000 and was in the "Top-Paid Group." An Employee is in the
         Top-Paid Group if such Employee is in the group consisting of the top twenty percent (20%) of Employees when ranked on the basis of Section
         415 Compensation (as adjusted below); or

     (d) was an officer of the Employer whose Section
         415 Compensation (as adjusted below) is greater than $45,000 (or such other amount which is equal to fifty percent (50%) of the amount specified in Code Section 415(b)(1)(A) for the calendar year in which the Determination Year or the Look-Back Year begins.

     For purposes of this Section, the Determination Year shall be the Plan Year in which testing is being performed. The Employer has elected to treat the calendar year ending with or within the Determination Year as the Look-Back Year as provided for in Treasury regulations. Solely for purposes of identifying Highly Compensated Employees under the terms of this Section and Code Section 414(q), Section 415 Compensation means Section 415 Compensation as defined in Section 3.1(b) plus amounts described under Code Sections 125, 402(e)(3) (formerly 402(a)(8)) or 402(h)(1)(B) that are otherwise excluded from Section 415 Compensation; and the dollar threshold amount specified in subsections (b) and (c) of this Section shall be adjusted at such time and in such manner as is provided in the Code.

     The term "Highly Compensated Employee" also includes a former Employee who separated from service (or has a deemed separation from service as determined under Treasury regulations) prior to the Determination Year, performs no services for the Employer during the Determination Year, and was a Highly
Compensated Employee either for the Look-Back Year or any Determination Year ending on or after his 55th birthday.

     The Committee shall make the determination of who is a Highly Compensated Employee, including the determination of the number and identity of the Top-Paid Group, the number of officers includible in subsection (d), the number and identity of former Employees considered to be Highly Compensated Employees, the identity of "Excluded Employees," and Section 415 Compensation, in a manner consistent with Code Section 414(q).

     For purposes of this Section, an "Excluded Employee" is defined under Code Section 414(q)(8) and generally includes
(i) Employees who have not completed six (6) months of service;
(ii) Employees who normally work less than 17 1/2 hours per week;
(iii) Employees who normally work during not more than six (6) months during any Determination Year; (iv) Employees who have not attained age 21; and (v) employees who are included in a unit of employees covered by a collective bargaining agreement. The number of officers taken into account under subsection (d) will not exceed the greater of 3 or 10% of the total number of Employees (after subtracting Excluded Employees) but will not exceed 50 officers. If no Employee satisfies the dollar threshold amount in subsection (d) for the relevant Fiscal Year, the Committee will treat the highest paid officer as satisfying subsection (d) for that Fiscal Year.

     For purposes of applying any nondiscrimination test in a manner consistent with the applicable Treasury regulations, the Committee will treat as a single Highly Compensated Employee any Highly Compensated Employee, who is a 5% owner or is one of the 10 Highly Compensated Employees with the greatest Section 415 Compensation for the Determination Year, and his spouse, lineal ascendants or descendants or spouses of lineal ascendants or descendants even if such family members are Highly Compensated Employees in their own right.

 1.25 "Hixon" shall mean Hixon Development Company, a Texas corporation.

 1.26 "Hour of Service" shall mean each hour for which the Employee is directly or indirectly paid or entitled to payment by the Employer for performance of duties for the Employer including each hour for which back pay, irrespective of mitigation of damages, has been either awarded or agreed to by the Employer, and including each hour for which payment is made or payable to the Employee for periods during which the Employee is on an Employer approved leave of absence for vacation, jury, sick, or disability leave, or military service. Hours of Service shall also include hours during such additional periods of service as may be required pursuant to Department of Labor regulations. Hours for nonperformance of duties shall be credited in accordance with DOL Regulations Section 2530.200b-2(b). Hours shall be credited to the applicable computation period in accordance with DOL Regulations Section 2530.200b-2(c).

 1.27 "Ineligible Participant" shall mean, for purposes of allocating Section 1042 Employer Stock, (a) a Participant who is a more than twenty-five percent (25%) owner (or a Participant who is treated under Code Section 409(n) as a more than twenty-five percent (25%) owner) of any class of outstanding stock of Giant Industries, Inc. (or prior to December 21, 1989, of Giant Industries Arizona, Inc.) or of the total value of any class of outstanding stock of Giant Industries, Inc. (or prior to December 21, 1989, of Giant Industries Arizona, Inc.) whether he has elected nonrecognition of gain under Section 1042 of the Code or not, or (b) a Participant (or a Participant who is related within the meaning of Code Section 409(n) to a Participant) who has elected nonrecognition of gain under Section 1042 of the Code in connection with the sale of Employer Stock to the Plan. A Participant who is described in Section 1.27(b) but not in
Section 1.27(a) shall be an "Ineligible Participant" only for the period beginning on the date on which the Employee Stock for which he elected Code Section 1042 treatment was sold to the Plan and ending on the later of (1) the date which is ten (10) years after the date of such sale or (2) the date on which any allocation under the Plan is made which is attributable to the final payment of any indebtedness incurred by the Plan in connection with such sale.

 1.28 "Investment Manager" shall mean a fiduciary (other than a Trustee or Named Fiduciary) designated by the Committee under this Plan to whom has been delegated the power to manage, acquire or dispose of all or any of the assets of the Plan, who is registered as an investment advisor under the Investment Advisers Act of 1940, is a bank as defined under the Investment Advisers Act of 1940 or is an insurance company qualified to manage, acquire, or dispose of assets under the laws of more than one State, and who has acknowledged in writing that he is a fiduciary with respect to the management, acquisition and control of Plan assets.

 1.29 "Participant" shall mean any Employee of the Employer who becomes eligible for participation in accordance with the provisions of this Plan.

 1.30 "Plan" shall mean the qualified stock bonus plan and trust set forth in this Agreement, which is intended to be a qualified employee stock ownership plan and trust.

 1.31    "Qualifying Employer Real Property" shall mean
Employer Real Property:

     (a) if a substantial number of the parcels are dispersed geographically;

     (b) if each parcel of real property and the improvements thereon are suitable (or adaptable without excessive cost) for more than one use;

     (c) even if all such real property is leased to one lessee (which may be an employer, or an affiliate of an employer); and

     (d) if the acquisition and retention of such property comply with the provisions of this part of ERISA (other than section 404(a)(1)(B) to the extent it requires diversification, and sections 404(a)(1)(C), 406, and subsection
(a) of this section).

 1.32    "Section 1042 Employer Stock" shall mean Employer
Stock acquired by the Plan prior to December 21, 1989 in a transaction which qualified for nonrecognition of gain under Code
Section 1042.

 1.33 "Section 1042 Employer Stock Account" shall mean the account used to reflect an interest in Section 1042 Employer
Stock.

 1.34 "Suspense Account" shall mean the account used to hold Employer Stock purchased pursuant to Article IX of the Plan with the proceeds of an Exempt Loan, prior to allocation of such stock to the Accounts of Participants under the Plan.

 1.35 "Temporary Stock Account" shall mean the interim account used to hold Employer Stock purchased by the Trustee, other than Employer Stock purchased pursuant to Article IX of the Plan with the proceeds of an Exempt Loan, and to hold Employer Stock contributed to the Plan by the Employer, prior to the allocation of such stock to the Accounts of Participants each Fiscal Year in accordance with Sections 4.4(a), 4.7(a) and 4.7(c).

 1.36 "Trust" or "Trust Fund" shall mean the trust which is established herein to hold and invest contributions made under this Plan.

 1.37 "Trustee" shall mean the one or more individuals, banks, trust companies or other financial institutions, which are appointed in accordance with Article VIII to hold and manage the assets of the Trust.

 1.38 "Union Employee" shall mean any person employed by Employer who is a member of a unit of employees covered by any collective bargaining agreement between employee representatives and the Employer, wherein retirement benefits were the subject of good faith bargaining between the parties thereto, unless said agreement provides for participation in this Plan.

 1.39    "Unrestricted Employer Stock" shall mean Employer
Stock which was not acquired in a transaction qualifying for nonrecognition of gain under Section 1042 of the Code.

 1.40 "Unrestricted Employer Stock Account" shall mean the account used to reflect an interest in Unrestricted Employer
Stock.

 1.41 "Valuation Date" shall mean the last day of each Fiscal Year unless otherwise specifically indicated.

 1.42 "Year of Service" shall mean, for purposes of eligibility under the Plan, the twelve (12) consecutive month period commencing on

            (a) the first day the Employee completes an Hour of Service, or

            (b) if the Employee incurs a Break in Service, the first day the Employee completes an Hour of Service after such Break in Service, and, each succeeding twelve (12) consecutive month period beginning on anniversaries of that date during which the Employee completes at least one thousand (1,000) Hours of Service. The twelve (12) consecutive month period determined under this Section for the calculation of a Year of Service for eligibility shall be the Eligibility Computation Period.

 1.43 "Year of Service" shall mean, for purposes of vesting under the Plan, the Fiscal Year

     (a) during which a Participant first completed an Hour of Service either as an Employee or as a Union Employee; or

     (b) if an Employee or a Union Employee incurs a Break in Service, the Fiscal Year during which the Employee or Union Employee completes an Hour of Service after such Break in Service, and each succeeding Fiscal Year during which an Employee or a Union Employee completes at least one thousand (1,000) Hours of Service; provided, however, that any Employee or a Union Employee hired on or before June 30, 1993 who becomes a Participant under the terms of Section 2.1 prior to the Seventh Amendment shall be credited in all events with one Year of Service for the Fiscal Year in which such Employee or Union Employee becomes a Participant. The Fiscal Year shall be the Vesting Computation Period.

                  ARTICLE II.

                 PARTICIPATION

2.1  Eligibility Requirements.

 (a) General Eligibility Rule.

     (1) Each Employee hired on or after July 1, 1993, shall become a Participant on his or her Participation Date.
Participation Date for purposes of this Section 2.1(a)(1) is defined as the January 1 or July 1 coincident with or next following the date on which the Employee shall have completed one
(1) Year of Service.

     (2) The Participation Date of any Employee hired prior to July 1, 1993 shall be determined in accordance with the terms of Section 2.1 prior to the Seventh Amendment to the Plan; provided that the Participation Date of any such Employee who terminated his employment prior to July 1, 1993 and returns to the employ of the Employer on or after July 1, 1993 shall be governed by the terms of Section 2.1 after the Seventh Amendment.

 (b) Eligibility Upon Re-employment.

     (1) Any former Employee who had not met the eligibility requirements of Section 2.1(a) and who is rehired on or after July 1, 1993 shall be required to satisfy the provisions of Section 2.1(a) upon re-employment with the Employer. Any former Employee who terminates his employment and who is rehired on or after July 1, 1993 who had no vested interest under the Plan at the time he terminated his employment, shall be eligible to participate in the Plan as of his re-employment date, unless he has incurred six (6) or more consecutive one (1) year Breaks in Service during his absence from employment, in which case he shall be considered a new Employee for purposes of determining his eligibility to participate under Section 2.1(a)(1). Any former Employee who terminates his employment and who is rehired on or after July 1, 1993 who had a vested interest under the Plan at the time he terminated employment, shall be eligible to participate in the Plan as of his re-employment date.

     (2) The eligibility of any former Employee who is rehired before July 1, 1993 shall be determined in accordance with the terms of Section 2.1(b) prior to the Seventh Amendment to the Plan.

2.2  Employee Participation.
     Participation of a Participant shall commence as of the date specified in Section 2.1(a), shall continue during the Participant's subsequent employment with the Employer, and, except for continuing participation in the increase or decrease in Plan assets, including for any Former Participant on or after December 21, 1989 any increase or decrease in Employer stock, shall cease as of the date on which he terminates for any reason including death, disability or retirement.

2.3  Retirement.

     (a) Normal Retirement.

     A Participant may retire on any date following the date on which such Participant attains Normal Retirement Age.
Normal Retirement Age shall be the date the Participant attains age sixty-five (65).

     (b) Late Retirement.

         (1) A Participant may continue employment and corresponding participation after attaining Normal Retirement
Age.

         (2) Effective for Plan Years beginning on or after January 1, 1989 and unless otherwise provided in Section 2.3(b)(3) or 2.3(b)(4) or by announcement of the Internal Revenue Service, distribution of the Accounts of any Participant or Former Participant must begin no later than the first day of April of the calendar year following the calendar year in which the Participant or Former Participant attains age 70-1/2, even if the Participant has not terminated employment with the Employer.

         (3) For Plan Years beginning on or after January 1, 1989 but solely for a Participant who attained age 70-1/2 before January 1, 1988 and continued employment after January 1, 1988, distribution of such a Participant's benefits must nevertheless begin not later than the first day of April of the calendar year following the later of:

             (A) the calendar year in which
         the Participant attains age 70 1/2, or

             (B) the calendar year in which
         the Participant retires,

provided that the payment of benefits to a Participant who was a more than five percent (5%) owner (as defined in Code Section 416(i)(1)(B)) at any time during the five (5) Fiscal Years ending with the calendar year in which the Participant attained age 70-1/2 must begin not later than the first day of April following the calendar year in which such Participant attained age 70-1/2. In addition, if in any Fiscal Year a Participant who is still employed, who has attained age 70 1/2, and who was not a more than five percent (5%) owner during the five (5) Fiscal Years ending with the calendar year in which he attained age 70 1/2, becomes a more than five percent (5%) owner, payment of benefits to such Participant must begin no later than the first day of April following the calendar year in which the Fiscal Year in which he becomes a more than five percent (5%) owner ends.

         (4) The requirements imposed upon the
commencement of benefits under Sections 2.3(b)(2) and 2.3(b)(3) shall not apply if a Participant (including a more than five percent (5%) owner) has made a written designation prior to January 1, 1984 to have his Account distributed at a later time or in an alternative method which satisfies the distribution rules under Section 401(a)(9) of the Code as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982 and the distribution rules under the Plan as in effect prior to its amendment and restatement as of January 1, 1984. The required beginning date for distribution under Sections 2.3(b)(2) and 2.3(b)(3) shall be determined for an Alternate Payee by using the birthdate of the Participant or Former Participant from whose Accounts the Alternate Payee's Accounts were established under
Section 4.1(b).

         (5) Unless a Former Participant receives distribution of his Accounts in a lump sum prior to his required beginning date under Section 2.3(b)(2) or Section 2.3(b)(3) (whichever is applicable) ("Required Beginning Date") in accordance with Section 5.2(b)(1), his Account shall be distributed in installments commencing prior to his Required Beginning Date and calculated in accordance with Section 5.2(b)(2). If a Participant is still employed on his Required Beginning Date, the amount distributable to the Participant shall be paid in installments calculated in accordance with Section 5.2(b)(2), or the Participant may elect to receive distribution of the entire balance of his vested Accounts first determined as of the Valuation Date immediately preceding his Required Beginning Date and payable no later than his Required Beginning Date, and thereafter determined as of the Valuation Date immediately preceding the year of distribution, and payable no later than the last day of each Fiscal Year in which he continues to be employed. The amount distributable to any Alternate Payee by his required beginning date under Section 2.3(b)(4) shall equal the balance of his Accounts as of the Valuation Date immediately preceding the his required beginning date.

                 ARTICLE III.

                CONTRIBUTIONS

3.1  Employer Contributions and Limitations on Annual Additions.

     (a) Employer Contributions.

     Each Fiscal Year, each Employer may contribute in cash or Employer Stock such amount as shall be determined by resolution of each Employer's Board of Directors in their sole discretion on or before the due date of the Employer's federal income tax return for the Fiscal Year, including any extensions thereof. Subject to the limitations set forth in Section 3.1(b), any contribution made in cash shall be allocated to Participants' Asset Accounts as provided in Section 4.6, except the amount of any such cash contributions which are used pursuant to Section
9.2 to pay interest due on any Exempt Loan used to purchase Employer Stock. Employer contributions made during or for any Fiscal Year in which an Exempt Loan used to purchase Employer Stock is outstanding, shall be accounted for as provided in
Section 9.2(c). Any Employer contribution made in shares of Employer Stock shall be valued, in accordance with Section 1.16, as of the Valuation Date for the Fiscal Year for which the contribution is made and shall be held in the Temporary Employer Stock Account for allocation pursuant to Section 4.7(a)(1), subject to the limitations set forth in Section 3.1(b).

     The total Employer contribution for any Fiscal Year beginning after December 31, 1986 shall not exceed an amount equal to fifteen percent (15%) of the Compensation of all Participants employed on the last day of such Fiscal Year. If, however, in any Fiscal Year which ended before January 1, 1987 the Employer contribution was less than fifteen percent (15%) of the total Compensation otherwise paid to all Participants employed by the Employer on the last day of such Fiscal Year, the difference between the amount contributed and said fifteen percent (15%) may be carried forward and contributed in a succeeding Fiscal Year in order of time; provided, however, in no event shall the amount carried forward and contributed in a succeeding Fiscal Year exceed an additional ten percent (10%) of the total Compensation paid to all Participants employed on the last day of such succeeding Fiscal Year nor shall contributions be made which would cause Annual Additions, as defined in Section 3.1(b)(1), to exceed the limitation provided in Section 3.1(b) of the Plan.

     Notwithstanding the foregoing provisions to the contrary, for any Fiscal Year in which Employer contributions are made to the Plan and used to repay principal or interest on an Exempt Loan on or before the due date of the Employer's federal income tax return for the Fiscal Year, including extensions, the amount of such Employer contributions used to pay principal on an exempt loan which are deductible shall not exceed twenty-five (25%) of the Compensation of all Participants employed on the last day of the Fiscal Year, and the amount of such Employer Contributions used to pay interest on an Exempt Loan which are deductible shall be unlimited. In the event the Employer has adopted any other qualified employee plan described in Section 401 of the Code covering the same Employees covered by this Plan, the total contributions made in any Fiscal Year under all plans shall not exceed amounts deductible by the Employer under the Code.

     (b) Overall Limitation on Contributions.

         (1) Basic Limitations.

         Except as otherwise provided in the Special
Limits under Section 3.1(b)(2), for any Limitation Year beginning after December 31, 1986, the total Annual Additions for each Participant may not exceed the lesser of (A) $30,000 (or if greater, one-quarter (1/4) of the dollar limitation in effect under Code Section 415(b)(1)(A) for that Limitation Year, or (B) twenty-five percent (25%) of the Participant's Section 415 Compensation from the Employer for that Limitation Year.

         The term "Annual Additions" means the sum of:

         (A) Employer contributions in cash or in Employer stock;

         (B) Forfeitures;

         (C) Employee contributions as determined under Code Section 415(c)(2);

         (D) Contributions allocated to an individual medical account as defined under Code
             Section 401(h) and as limited under Code
             Section 415(l); and

         (E) Contributions allocated to a qualified asset account as defined under Code
             Section 419A and limited under Code
             Section 419A(d).

         In addition, in applying the limitations contained in this Section 3.1(b), the term Employer is modified for purposes of determining any parent-subsidiary controlled group under Code Sections 414(b) and 414(c) by substituting the phrase "more than 50%" for "at least 80%" in applying Code
Section 1563(a)(1), and all defined contribution plans of an Employer as so defined, terminated or not, shall, for purposes of these limitations, be considered as one plan; provided that in the event a Participant is covered under any other qualified defined contribution plan maintained by the Employer and in the event that the total Annual Additions under all such defined contributions plans for any such Participant exceeds the limitations of this Section 3.1(b) in any Limitation Year, any adjustment for excessive Annual Additions shall be determined in accordance with the provisions of such other defined contribution plans unless such plans are silent or direct adjustments in accordance with the terms of this Plan, in which case the provisions of Section 3.1(b)(3) shall govern.

         (2) Special Limitations.

         For any Limitation Year ending before January
1, 1990, if no more than one-third of the total Employer contributions for a Fiscal Year are allocated to the Accounts of Highly Compensated Employees, then the Annual Additions for each Participant may not exceed the lesser of (A)(i) $30,000 (or if greater, such other dollar amount which results from cost-of-living adjustments under Section 415(d) of the Code) plus
(ii) the lesser of the amount calculated under clause (i) or the amount of Employer Stock contributed or purchased with cash contributed to the Plan, or (B) 25% of the Participant's Section 415 Compensation from the Employer for that Limitation Year.

         For any Limitation Year beginning after
December 31, 1986, if no more than one-third of the total Employer contributions which are deductible under Code Section 404(a)(9) for a Fiscal Year are allocated to the Accounts of Highly Compensated Employees, then the term Annual Additions shall not include forfeitures of Employer Stock (if such stock was acquired with the proceeds of an Exempt Loan) or Employer contributions used to pay interest on any Exempt Loan.

         (3)  Adjustment for Excessive Annual Additions.

         Any amount which would otherwise have been allocated to a Participant's Account but for the limitations of this Section 3.1(b) shall be reallocated among the Accounts of the remaining Participants for whom such limitations are not exceeded on the same basis as Employer contributions and forfeitures are allocated. To the extent that allocations to Participants' Accounts would exceed these limitations for all Participants' Accounts, such amount shall be held in a suspense account and shall be reallocated among the Accounts of Participants on the same basis as Employer contributions and forfeitures in the next Limitation Year and for each succeeding Limitation Year, as necessary to reduce the suspense account to zero so long as the limitations under this Section 3.1(b) of the Plan are not exceeded. Such suspense account shall not participate in net income or gains (or be charged with losses) under Section 4.5 or any other provision of this Agreement. No further contributions shall be made until the suspense account is allocated in such next succeeding Limitation Years.

         (4) Participation in Multiple Plans.

         In any case in which an individual is a
Participant in both a defined benefit plan and a defined contribution plan maintained by the same Employer, the sum of the defined benefit plan fraction and the defined contribution plan fraction for any Limitation Year may not exceed 1.0.

             (A) The defined benefit plan fraction
         for any Limitation Year is a fraction the numerator of which is the projected annual pension benefit of the Participant under the Plan (determined as of the close of the Limitation Year), and the denominator of which is the lesser of:

                 (i) the product of 1.25
             multiplied by the maximum dollar
             limitation in effect under Section
             415(v)(1)(A) of the Code for such
             Limitation Year; or

                 (ii)    the product of 1.4 multiplied
             by the amount which may be taken into
             account under Section 415(b)(1)(B) of the Code for such Limitation Year.

             (B) the defined contribution plan
         fraction for any Limitation Year is a fraction the numerator of which is the sum of the Annual
         Additions to the Participant's Account as of the close of the Limitation Year and the denominator of which is the sum of the lesser of the following amounts determined for such Limitation year and for each prior Year of Service with the Employer:

                 (i) the product of 1.25
             multiplied by the dollar limitation in
             effect under Section 415(c)(1)(A) of the Code for such Limitation Year (determined without regard to Section 415(c)(6) of the Code); or

                 (ii)    the product of 1.4 multiplied
             by the amount which may be taken into
             account under Section 415(c)(1)(B) of the Code for such Limitation Year.

         For purposes of applying the provisions of this
         Section 3.1(b), all defined benefit plans
         (whether or not terminated) of the Employer are to be treated as one defined benefit plan, and all defined contribution plans (whether or not terminated) of the Employer are to be treated as one defined contribution plan.

             (5) Special Rule for Defined
                 Contribution Plan Fraction.

             (A) If the Plan was in existence on
         July 1, 1982, in applying the provisions of
         Section 3.1(b)(4) with respect to the defined contribution plan fraction for any Limitation
         Year ending after December 31, 1982, at the election of the Administrative Committee the amount taken into account for the denominator for each Participant for all Limitation Years ending before January 1, 1983 shall be an amount equal to the product of the amount of the denominator determined under Section
         3.1(b)(4) multiplied by a fraction (1) the numerator of which is the lesser of $51,875 or
         1.4 multiplied by twenty-five percent (25%) of the Participant's Section 415 Compensation for the Limitation Year ending in 1981, and (2) the denominator of which is the lesser of $41,500 or twenty-five percent (25%) of the Participant's Section 415 Compensation for the
         Limitation Year ending in 1981.

             (B) If the Plan satisfied the
         applicable requirements of Code Section 415 as in effect for all Limitation Years beginning before January 1, 1987, an amount shall be subtracted from the numerator of the defined contribution plan fraction (not exceeding such numerator) as prescribed by the U. S. Secretary of the Treasury so that the sum of the defined benefit plan fraction and defined contribution plan fraction computed under Code Section
         415(e)(1) (as revised by this Article III) does
                  not exceed 1.0 for such Limitation Year.
         (6) Definitions.

             For purposes of this Section 3.1, the
following terms shall have the following definitions:

         (A) "Limitation Year" means the Fiscal Year.

         (B) "Section 415 Compensation" means
     compensation within the meaning of Treasury
     Regulation Section 1.415-2(d)(11)(i), effective for any Fiscal Year beginning on or after January 1, 1987.

3.2  Time of Payment of Contribution.

 All payments of contributions shall be made directly to the Trustee and may be made on any date or dates selected by the Employer; provided, however, that the total annual contribution for each Fiscal Year shall be paid on or before the date on which the Employer's federal income tax return is due, including any extensions of time obtained for filing the return.

3.3  Voluntary Contributions.

 Voluntary contributions by Participants are not permitted under the Plan.

                  ARTICLE IV.

            ALLOCATIONS TO ACCOUNTS


4.1 Creation of Accounts.

     (a)  Creation of Accounts for New Participants.

     An Asset Account, an Unrestricted Employer Stock
Account and a Section 1042 Stock Account shall be established for each Employee who becomes a Participant in the Plan after December 31, 1986. The Asset Account, the Unrestricted Employer Stock Account, and the Section 1042 Employer Stock Account of each Participant shall be credited annually with the amounts, if any, allocated to each such Participant as set forth in the following Sections.

     (b) Creation of Accounts for Alternate Payees.

     Upon the Committee's determination in accordance with
Section 12.5 that a domestic relations order is a QDRO under Code
Section 414(p), the Committee shall open and maintain an Asset Account, an Unrestricted Stock Account, and a Section 1042 Stock Account to receive the interest of the Alternate Payee in the corresponding Accounts of a Participant or Former Participant which are subject to the QDRO. The affected Participant's or Former Participant's Accounts shall be reduced by the amounts transferred to any corresponding Accounts created hereunder for an Alternate Payee. The Alternate Payee's Account shall then be valued as set forth in the following Sections and shall be nonforfeitable. Notwithstanding any other provisions of the Plan to the contrary, the Committee shall not qualify any domestic relations order which at any time requires a transfer or distribution to an Alternate Payee in excess of the Participant's or Former Participant's vested and nonforfeitable interest in his Accounts.

4.2  Accounts Statements.

     As soon as the Committee has made the annual allocations to each Participant's Accounts, it shall notify each Participant in writing with respect to the status of his Accounts as of the Valuation Date. Such notification shall be made within a reasonable period after the end of each Fiscal Year. The total amounts so credited to each Participant's Accounts shall represent each Participant's share of the Plan as of the Valuation Date. Such allocation and notification shall not vest in any Participant any right, title or interest in the Plan, except to the extent, at the time or times, and upon the terms and conditions set forth herein. Neither the Employer, the Trustee, nor the Committee to any extent warrant, guarantee or represent that the value of any Participant's Accounts at any time will equal or exceed the amount previously allocated or contributed thereto. For purposes of this Section 4.2, a Former Participant, an Alternate Payee and a Beneficiary shall be treated as a Participant.

4.3  Forfeitures.

     (a) Forfeitures from Asset Accounts.

     As of each Valuation Date, the Committee shall next cause any amount credited to a Participant's Asset Account as of the preceding Valuation Date which has been forfeited under
Section 5.9 as of the current Valuation Date, to be allocated according to the following priority:

         (1) To the Asset Accounts of any Participant who terminated employment with the Employer having taken a distribution under Article V who has returned to the employ of the Employer before incurring six (6) consecutive one (1) year Breaks in Service and repaid an amount in cash equal to the dollar value of his prior distribution pursuant to Section 5.9, in an amount equal to the dollar value of the prior Forfeiture (provided, however, that if current Forfeitures are insufficient to fully credit an amount equal to the dollar value of the prior Forfeiture, the balance necessary to fully credit his Asset Account shall come from current Employer contributions in cash which are available for allocation in accordance with Section 3.1(a), and then

     (2) To the Asset Accounts of the Participants who are employed on the current Valuation Date, in the proportion that each such Participant's Compensation during the Fiscal Year ending on the current Valuation Date bears to the Compensation of all such Participants during such Fiscal Year.

     (b) Forfeitures from Employer Stock Accounts.

     As of each Valuation Date, any shares of Employer
Stock credited to a Participant's Unrestricted Employer Stock
Account or Section 1042 Stock Account which have been forfeited under Section 5.9 as of the current Valuation Date, shall be allocated according to the following priority:

     (1) Shares of Unrestricted Employer Stock shall be allocated to the Unrestricted Employer Stock Accounts of Participants who are employed on the current Valuation Date, in the ratio that each such Participant's Compensation during the Fiscal Year ending on the current Valuation Date bears to the Compensation of all such Participants during such Fiscal Year.

     (2) Shares of Section 1042 Employer Stock shall be allocated to the Section 1042 Employer Stock Account of Participants (1) who are employed on the current Valuation Date and, (2) who are not Ineligible Participants, in the ratio that each such Participant's Compensation during the Fiscal Year ending on the current Valuation Date bears to the Compensation of all such Participants during such Fiscal Year.

     (c) Order of Allocations.

     The Accounts of any Former Participant, Alternate
Payee, or Beneficiary shall be excluded for purposes of the allocations required by this Section 4.3. The allocations required by this Section 4.3 shall be the first allocations made by the Committee at the end of each Fiscal Year.

4.4  Allocation of Purchased Unrestricted Employer Stock and
     Section 1042 Employer Stock Released with Certain
     Dividends.


     (a) Unrestricted Employer Stock Purchased With Plan
         Assets.

     The Committee shall next cause any whole or fractional shares of Unrestricted Employer Stock purchased during the Plan Year ending on the current Valuation Date (other than Unrestricted Employer Stock purchased with Employer contributions) and held in the Temporary Stock Account to be allocated to the Unrestricted Employer Stock Accounts of Participants in the ratio that the value of the Asset Account of each Participant as of the prior Valuation Date (after the allocation of forfeitures under Section 4.3 for the current Valuation Date, and reduced by any distributions since the prior Valuation Date, and adjusted for any negative balances) bears to the value of the Asset Accounts as of the prior Valuation Date of all Participants as of the prior Valuation Date (after the allocation of forfeitures under Section 4.3 for the current Valuation Date, and reduced by any distributions since the prior Valuation Date, and adjusted for any negative balances).

     The Asset Account (after the adjustments set forth in the foregoing paragraph) of each Participant who receives an allocation of Unrestricted Employer Stock under this Section 4.4(a) shall be reduced by a dollar amount equal to the purchase price of the Unrestricted Employer Stock allocated to his Unrestricted Employer Stock Account under this Section 4.4(a).

     (b) Section 1042 Employer Stock Released With
         Certain Dividends.

     The Committee shall next cause any whole or fractional shares of Section 1042 Employer Stock released from the Suspense Account during the current Fiscal year as a result of the payment of principal on an Exempt Loan with dividends payable during the prior Fiscal Year on Section 1042 Employer Stock then held in the Suspense Account which dividends were allocated as of the prior Valuation Date in accordance with
Section 4.5(a)(2)(B) to the Asset Accounts of Participants who were not Ineligible Participants, to be allocated to the Section 1042 Employer Stock Accounts of Participants who are not Ineligible Participants in the ratio that the value of the Asset Account as of the prior Valuation Date of each such Participant (after the allocations and adjustments provided in Sections 4.3 and 4.4(a), and reduced by any distributions since the prior Valuation Date, and adjusted for any negative balances) bears to the value of the Asset Accounts as of the prior Valuation Date of all Participants who are not Ineligible Participants (after the allocations and adjustments provided in Sections 4.3 and 4.4(a), and reduced by any distributions since the prior Valuation Date, and adjusted for any negative balances).

     The Asset Account (after the adjustments set forth in the foregoing paragraph) of each Participant who receives an allocation of Section 1042 Employer Stock under this Section 4.4(b) shall be reduced by a dollar amount equal to the ratio that each such Participant's Account (after the adjustments set forth in the foregoing paragraph) bears to the Asset Accounts of all such Participants (after the adjustments set forth in the foregoing paragraph) multiplied by the total dollar amount of principal paid for the Fiscal Year from dividends payable on shares of Section 1042 Employer Stock for the release from the Suspense Account, pursuant to Section 9.2(b), of any whole or fractional shares of Section 1042 Employer Stock allocable under this Section 4.4(b).

     (c) Order of Allocations.

     The Accounts of any Former Participant, Alternate
Payee or Beneficiary shall be included for the purposes of the allocations required by this Section 4.4. The allocations required by this Section 4.4 shall be made immediately following the allocations made under Section 4.3.

4.5  Valuation of Accounts.

     (a) Asset Accounts.

     (1) As of each Valuation Date, the Committee shall next determine the fair market value of the Plan assets excluding
Employer Stock and excluding any dividend declared during the Fiscal Year on Employer Stock (hereinafter referred to as the "Plan Assets").

     To determine any increase or decrease in the fair market value of the Plan Assets, the amount of the Employer's annual contribution for the Fiscal Year which has been paid prior to the current Valuation Date and which remains after payments prior to the current Valuation Date on any Exempt Loan is subtracted from the fair market value of such Plan Assets. The fair market value of the Plan Assets shall then be compared to the fair market value of the Plan Assets as of the prior Valuation Date. The difference shall constitute the increase or decrease in net fair market value to be allocated under Section 4.5(a)(2).

     (2) After completing the determinations provided for in Section 4.5(a)(1), the Committee shall next cause the following allocations:

         (A) First, the amount of any dividend
declared during the Fiscal Year on Employer Stock allocated to Participants' Unrestricted Employer Stock Accounts or Section 1042 Employer Stock Accounts as of the preceding Valuation Date (except any portion of such dividend which was distributed under Section 5.7(a) on or before the current Valuation Date and except the portion of such dividend declared on Employer Stock allocated to Unrestricted Employer Stock Accounts or Section 1042 Employer Stock Accounts which was distributed to, or sold to allow a distribution in cash to, Participants on or before the current Valuation Date) shall be allocated to Participants' Asset Accounts in accordance with Section 5.7(a);

         (B) Second, (i) the amount of any dividend declared during the Fiscal Year on Employer Stock held in the Temporary Stock Account or the Suspense Account and (ii) the amount of any dividend declared during the Fiscal Year on Employer Stock allocated to Participants' Unrestricted Employer Stock Accounts or Section 1042 Employer Stock Accounts as of the beginning of the Fiscal Year which was distributed to, or sold to allow a distribution in cash to, Participants on or before the current Valuation Date (except any portion of such dividend which was distributed or used to make payments on an Exempt Loan in accordance with Section 5.7 on or before the current Valuation
Date), shall be allocated to the Asset Accounts of Participants in the ratio that the value of each Participant's Asset Account (after the allocations and adjustments provided in Sections 4.3 and 4.4, including a reduction for any distributions since the prior Valuation Date) bears to the value of all such Participants' Asset Accounts (after the allocations and adjustments provided in Sections 4.3 and 4.4, including a reduction for any distributions since the prior Valuation Date), provided that the Asset Accounts of any Ineligible Participants may not share in an allocation under this Section 4.5(a)(2)(B) of any dividends declared during the Fiscal Year on any Section 1042 Employer Stock;

         (C) Third, any whole or fractional shares of
Section 1042 Employer Stock released from the Suspense Account by payment of principal with dividends declared on Section 1042 Employer Stock held in the Suspense Account during the Fiscal Year in accordance with Section 5.7 shall be allocated to the
Section 1042 Employer Stock Accounts of Participants who are not Ineligible Participants in the same ratio as dividends are allocated under Section 4.5(a)(2)(B); and

         (D) Fourth, the increase or decrease in the net fair market value of the Remaining Plan Assets shall be allocated to the Asset Accounts of Participants who had Asset Accounts as of the prior Valuation Date in the same ratio as dividends on Unrestricted Employer Stock are allocated under
Section 4.5(a)(2)(B).

     (b) Employer Stock Accounts.
     As of each Valuation Date, the Committee shall determine the fair market value of Employer Stock held by the Trust. This fair market value shall be determined in accordance with Section 1.16 to provided to Participants with the notification under Section 4.2.

     (c) Order of Allocations.

     The Accounts of any Former Participant, Alternate
Payee or Beneficiary shall be included for purposes of the allocations required by this Section 4.5. The allocations required by this Section 4.5 shall be made immediately following the allocations made under Section 4.4.

4.6  Annual Employer Contribution Allocation.

     As of each Valuation Date, the Committee shall next cause the amount of any Employer contribution for the Fiscal Year ending on the current Valuation Date which is made in cash, which is not used to make principal payments on any Exempt Loan used to purchase Employer Stock, which was not used to purchase Unrestricted Employer Stock, which is available for allocation in accordance with Section 3.1(a), and which remains after any allocation required under Section 4.3(a)(1) (if any), to be allocated to the Asset Account of Participants who are employed on the current Valuation Date, in the ratio that each such Participant's Compensation during the Fiscal Year ending on the current Valuation Date bears to the Compensation of all such Participants during such Fiscal Year. The allocation required by this Section 4.6 is subject to the limitations set forth in
Section 3.1(b) and shall be made immediately following the allocations made under Section 4.5.

4.7  Allocations of Employer Stock.

     (a) Allocation of Stock Contributed by the
Employer.

     As of each Valuation Date, the Committee shall next cause any whole or fractional shares of Unrestricted Employer Stock contributed by the Employer under Section 3.1(a) and held in the Temporary Employer Stock Account as of the current Valuation Date, to be allocated to the Unrestricted Employer Stock Accounts of Participants who are employed on the current Valuation Date, in the ratio that each such Participant's Compensation during the Fiscal Year ending in the current Valuation Date bears to the Compensation of all such Participants during such Fiscal Year, subject to the limitations set forth in
Section 3.1(b).

     (b) Allocation of Section 1042 Employer Stock.
         As of each Valuation Date, the Committee shall next cause any whole or fractional shares of Section 1042 Employer Stock released from the Suspense Account pursuant to
Section 9.2 as of the current Valuation Date (other than any whole or fractional shares released through the payment of principal with dividends on Section 1042 Employer Stock held in the Suspense Account), to be allocated to the Section 1042 Employer Stock Account of Participants (1) who are employed on the current Valuation Date and (2) who are not Ineligible Participants in the ratio that each such Participant's Compensation during the Fiscal Year ending on the Valuation Date bears to the Compensation of all such Participants during such Fiscal Year.

     (c) Allocation of Unrestricted Employer Stock From
         Suspense Account and Purchased Unrestricted
         Employer Stock.

         As of each Valuation Date, the Committee shall next cause any whole or fractional shares of Unrestricted Employer Stock released from the Suspense Account pursuant to
Section 9.2 or purchased by the Trustee with Employer contributions in cash and held in the Temporary Employer Stock Account as of the current Valuation Date, to be allocated to the Unrestricted Employer Stock Accounts of Participants who are employed on the current Valuation Date in the ratio that each such Participant's Compensation during the Fiscal Year ending on the current Valuation Date bears to the Compensation of all such Participants during the Fiscal Year.

     (d) Order of Allocations.

         The allocations required by this Section 4.7 shall be the final allocations made by the Committee each Fiscal
Year and shall be made immediately following the allocations made under Section 4.6.

4.8  Voting Rights in Employer Stock.

     (a) Each Participant is, for purposes of this
Section 4.8, hereby designated a "named fiduciary," within the meaning of Section 403(a)(1) of ERISA, with respect to the shares of Employer Stock held in the Trust at the respective times such fiduciary rights are exercisable, as set forth below.

     (b) Each Participant shall have the right, to the extent of his proportionate share (as determined below) of all shares of Employer Stock held in the Trust (including shares held in the Suspense Account and the Temporary Stock Account), to direct the Trustee in writing as to the manner in which such Employer Stock is to be voted on each matter brought before an annual or special shareholders' meeting.

     (c) Before each Shareholder's meeting, the Committee shall notify each Participant (as determined below) of each occasion for the exercise of voting rights within a reasonable period before such rights are to be exercised. The notice shall include all proxy solicitation and other materials distributed by Giant to shareholders with regard to such exercise of voting rights, together with a form requesting confidential directions on how the shares of Employer Stock held by the Trustee in the Trust shall be voted. Upon timely receipt of such directions, the Trustee shall on each such matter vote as directed the appropriate number of shares (including fractional shares) of Employer Stock held by the Trustee in the Trust, and the Trustee shall have no discretion in such matter. The Trustee shall vote both allocated shares and unallocated shares for which it has not received direction in the same proportion as directed shares are voted, and the Trustee shall have no discretion in such matter. The instructions received by the Trustee (or the Trustee's designate) from Participants shall be held by the Trustee (or the Trustee's designate) in confidence and shall not be divulged or released to any person, including officers or employees of the Employer; provided, however, that to the extent necessary for the operation of the Plan, such instructions may be relayed by the Trustee (or the Trustee's designate) to a record keeper, auditor or other person providing services to the Plan if such person (i) is not the Employer, and (ii) agrees not to divulge such directions to any other person, including employees, officers and directors of the Employer.

     (d) Solely for purposes of directing the Trustee to vote, the proportionate share of any Participant in the Employer Stock held in the Trust shall be a fraction, the numerator of which shall be the number of shares allocated to such Participant's Accounts and the denominator of which shall be the number of such shares allocated to all Participants' Accounts as of the record date for the meeting at which shares are to be voted.

     For purposes of this Section 4.8, any shares of Employer Stock which, as of the last Valuation Date, were allocated to the Accounts of a Former Participant, an Alternate Payee or a Beneficiary to whom a distribution of vested and nonforfeitable benefits has been made pursuant to Article V prior to the record date for the meeting at which shares are to be voted which remain in the Trust of the record date, shall be treated as unallocated shares, and no notice of the right to direct the Trustee shall be required for any such Former Participant, Alternate Payee or Beneficiary. For all other purposes of this Section 4.8, a Former Participant, Alternate Payee or Beneficiary shall be treated as a Participant.

4.9  Right to Tender Employer Stock.

     (a) Each Participant is, for purposes of this
Section 4.9, hereby designated a "named fiduciary," within the meaning of Section 403(a)(1) of ERISA, with respect to the shares of Employer Stock held in the Trust at the respective times such fiduciary rights are exercisable, as set forth below. Notwithstanding any other provisions of this Plan to the contrary, in the event of a tender or exchange offer for shares of Employer Stock held by the Trustee in the Trust, the Trustee shall have no discretion or authority to sell, convey or transfer such shares except to the extent, and only to the extent, that the Trustee is timely instructed to do so in writing by the Participant with respect to his proportionate share (as determined below), and upon timely receipt of such written instructions, the Trustee shall so sell, convey or transfer such shares of Employer Stock. Shares of Employer Stock for which the Trustee has not received timely instructions shall not be tendered. The instructions received by the Trustee from Participants shall be held by the Trustee (or if the Trustee is the Employer or an employee, officer or director of the Employer, the Trustee's designate) in confidence and shall not be divulged or released to any person, including officers or employees of the Employer; provided, however, that to the extent necessary for the operation of the plan, such instructions may be relayed by the Trustee (or the Trustee's designate) to a record keeper, auditor or other person providing services to the Plan if such person (i) is not the Employer, and (ii) agrees not to divulge such directions to any other person, including employees, officers and directors of the Employer. Each Participant shall have the right, to the extent of his proportionate share (as determined below) of all shares of Employer Stock held in the Trust (including shares held in the Suspense Account and the Temporary Stock Account), to direct the Trustee in writing as to the manner in which such Employer Stock is to be tendered or exchanged.

     (b) Solely for purpose of directing the Trustee in the event of a tender or exchange offer for shares of Employer Stock held by the Trustee in the Trust, the proportionate share of any Participant in the Employer Stock held in the Trust shall be a fraction, the numerator of which shall be the number of shares allocated to such Participant's Accounts and the denominator of which shall be the number of such shares allocated to all Participants' Accounts as of the record date for the tender or exchange offer.

     For purposes of this Section 4.9, any shares of Employer Stock which, as of the last Valuation Date, were allocated to the Account of a Former Participant, an Alternate Payee, or a Beneficiary to whom a distribution of vested and nonforfeitable benefit has been made pursuant to Article V prior to the record date for the tender or exchange offer which remain in the Trust as of the record date, shall be treated as unallocated shares, and no notice of the right to direct the Trustee shall be required for any such Former Participant, Alternate Payee or Beneficiary. For all other purposes of this
Section 4.9, a Former Participant, Alternate Payee or Beneficiary shall be treated as a Participant.

     (c) In the event of a tender or exchange offer for
shares of Employer Stock held by the Trustee in the Trust, (i) the Employer and the Committee shall comply with applicable law and regulations with regard to any such tender or exchange offer;
(ii) the Employer and the Committee shall adequately communicate or cause to be communicated to the Participants the provisions of this Plan relating to such tender or exchange offer and timely distribute to Participants all communications directed generally to the owners of the shares subject to the tender or exchange offer, together with a form requesting confidential directions on whether such shares of Employer Stock held by the Trustee in the Trust for the account of such Participant shall be tendered or exchanged, and (iii) the Trustee shall timely transmit to the Committee for distribution to Participants, all communications relating to such tender or exchange offer that the Trustee may receive from the offeror of such tender or exchange offer, if
any.   In no event shall the communications to Participants with
respect to such tender or exchange offer or public communications, directed generally to the owners of the shares subject to the tender or exchange offer, be deemed to be interference in the exercise of the Participants' decision regarding such tender or exchange offer; provided, however, that
Section 510 of ERISA shall apply to any communication to Participants regarding such tender or exchange offer.

     (d) Without limiting the generality of the provisions of Section 7.8 hereof, the Employer agrees to indemnify and hold the Trustee harmless from and against any liability that it may incur in consequence of selling, conveying or transferring shares of Employer Stock held by the Trustee in the Trust when so directed by the Participant in a timely manner, or in consequence of the treatment of such shares in the absence of timely direction by the Participant to do so, or as a result of the Employer's breach of Section 4.9(c) hereof.

4.10 Coverage Fail-Safe

     For any Fiscal Year during which the Plan fails to meet the coverage requirements of Code Section 410(b) because certain Participants who completed more than 500 Hours of Service but who were not employed on the current Valuation Date have failed to receive an allocation of Employer contributions and Forfeitures pursuant to this Article IV, then, effective only for that Fiscal Year, the provisions of this Article IV requiring a Participant to be employed ont he current Valuation Date to receive an allocation of Employer contributions and Forfeitures shall be deemed to be amended prior to the end of the Fiscal Year and retroactively to the first day of such Fiscal Year to alter the required employment date to the latest day in the Plan Year which will allow the Plan to meet the coverage requirements of Code Section 410(b) for such Plan Year.

                  ARTICLE V.

                   BENEFITS

5.1  Vesting of Interests.

 (a) Upon Death, Disability or Retirement.

 The interest of each Participant in his Accounts under the Plan shall become one hundred percent vested and nonforfeitable upon the Participant's attaining Normal Retirement Age (if the Participant is still employed), or upon the Participant's death or disability.

 (b) Termination for Other Reasons.

 If a Participant's employment is terminated prior to attaining Normal Retirement Age for any reason other than death or disability, his interest in his Accounts under the Plan shall vest pursuant to the following vesting schedule (subject to the provisions of Section 14.2):

               Vesting Schedule
 Years of Service                Vested Percentage
Less than one                            0%
At least one but less than two               10%
At least two but less than three             20%
At least three but less than four                30%
At least four but less than five             40%
At least five but less than six              60%
At least six but less than seven             80%
Seven or more                                  100%

 (c) Calculation of Years of Service.

     (1) General Rules for Crediting Years of Service.

     For purposes of applying the vesting schedule in
Section 5.1(b), all Years of Service with the Employer, including Years of Service during periods when the Employer did not maintain this Plan or a predecessor plan (as defined by Treasury regulations), shall be taken into account, except Years of Service which are disregarded under Section 5.1(c)(2). A Participant who terminates employment at any time during the Fiscal Year for any reason other than retirement, death or disability, shall be credited with a Year of Service for vesting purposes if such Participant performs one thousand (1,000) or more Hours of Service during the Fiscal Year in which his employment terminates.

     (2) Special Rules for Crediting Years of Service
         Upon Reemployment.

         (A) Delay in Crediting Years of Service. If a Participant terminates employment and incurs a Break in Service, Years of Service completed before the Break in Service, which Years of Service are not otherwise disregarded under the provisions under this Section 5.1(c), shall not be taken into account for vesting purposes upon the Participant's reemployment until the Participant completes a Year of Service after the Break in Service. If a Participant terminates employment and does not incur a Break in Service, Years of Service completed before his termination of employment shall immediately be taken into account upon his reemployment.
             (B) Rule of Parity. Any Participant who incurs a Break in Service before acquiring any vested interest in his Accounts shall not be credited with any Years of Service prior to the Break in Service, if the number of consecutive one
(1) year Breaks in Service after the first of the consecutive Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of Years of Service earned prior to such Breaks in Service.

             (C) Effect on Portion of Accounts Earned
Prior to Break in Service. For a Participant who incurs a Break in Service, Years of Service completed after such Break in Service shall not be taken into account for purposes of determining his vested interest in the portion of his Accounts which accrued before such Break in Service, if the number of con-

secutive one (1) year Breaks in Service after the first of the consecutive Breaks in Service equals or exceeds the greater of five (5) or the aggregate number of Years of Service earned prior to such Breaks in Service.

     (3) Break in Service Rules for Pre-January 1, 1985
Plan Years. Notwithstanding Section 5.1(c)(2) to the contrary, if under the terms of the Plan in effect on or before January 1, 1984, Years of Service of a Participant who incurs a Break in Service would have been disregarded, such Years of Service shall be disregarded as of January 1, 1985.

 (d) Transition Rule.

 The vested interest of a Participant who terminated his employment and who received a distribution of his Profit Sharing
Account prior to July 1, 1987 shall be determined in accordance with the provisions of Section 5.1 prior to its amendment and restatement as of July 1, 1987.

5.2  Form of Distribution.

 (a) Distribution in Cash or in Stock.

 Each Former Participant, Alternate Payee, or Beneficiary
(and each Participant who is required to begin distributions under Section 2.3) shall, subject to the requirements of Sections 5.2(b) and 5.6, have the right to receive distribution of his vested Accounts in whole shares of Employer Stock in accordance with Section 5.3, unless he elects to receive his distribution in cash in accordance with Section 5.4 or in cash and Employer Stock in accordance with Section 5.5. A Participant, Former Participant, Alternate Payee, or Beneficiary who is entitled to receive distribution of his vested Accounts in installments may elect as to each such installment whether to receive a distribution in Employer Stock or in cash, but not in Employer Stock and cash. Such installment distributions shall be made in a manner consistent with the provisions of Sections 5.3 and 5.4 and any procedures adopted by the Committee. Any election under this Section 5.2 shall be made in writing on a form approved by the Committee.

 The Committee is expressly authorized and shall have full discretion to adopt any written procedures necessary to implement the elections under this Section 5.2 and the forms of distribution under Sections 5.3, 5.4 and 5.5, including (but not limited to) procedures providing for the timing of distributions within the parameters of Section 5.6, the deduction from the Accounts of the recipient of any distribution of any brokerage fees or expenses incurred in making the distribution, and for any cash adjustments required by fractional shares of Employer Stock. Such procedures shall be binding upon all parties.

 (b) Lifetime Distributions.

     (1) General Rule.

     If the value of the vested Accounts of a Former
Participant or an Alternate Payee is $3,500 or less, distribution of the vested Accounts shall be made in a single lump sum. If the value of the vested Accounts of a Former Participant or an Alternate Payee exceeds $3,500 then except as otherwise provided in Section 5.2(b)(2), the Former Participant or Alternate Payee may elect to receive distribution in a single lump sum or in substantially equal annual installments over a period not longer than the greater of 5 years or, in the case of a Former Participant or Alternate Payee whose vested Accounts exceed $500,000, 5 years, plus 1 additional year (not to exceed an additional 5 years) for each $100,000 or fraction thereof by which the value of the vested Accounts immediately prior to the commencement of distributions exceeds $500,000; provided that the $100,000 and $500,000 shall be subject to cost-of-living adjustments under Code Section 409(o) and further provided that a Former Participant or Alternate Payee receiving installment distributions under this Section 5.2(b)(1) may elect at any time to receive the balance of his vested Accounts in a single lump sum.

     (2) Additional Lifetime Installments Distributions.

     A Former Participant who has reached Normal
Retirement Age before commencing distributions whose vested Accounts exceed $3,500, and a Participant who is required to begin distributions under Section 2.3 while still employed, may elect to receive distributions in annual installments calculated in accordance with Code Section 401(a)(9), and any regulations promulgated thereunder, payable over the Former Participant's or Participant's life expectancy, without recalculation, as determined in accordance with Table V under U.S. Treasury Regulation Section 1.72-9. A Former Participant or Participant receiving annual installment distributions under this Section 5.2(b)(2) may elect at any time to receive the balance of his Accounts in a single lump sum. The installment distribution option provided under this Section 5.2(b)(2) is not available to any Alternate Payee.

 (c) Distributions Upon Death.

 If the value of the vested Accounts of a deceased
Participant is $3,500 or less, distribution of the Accounts shall be made in a single lump sum. If the value of the vested Accounts of a deceased Participant or Former Participant exceeds $3,500 and (1) the deceased Participant or Former Participant dies prior to his required beginning date as determined under
Section 2.3, distribution of the Accounts shall be made in a single lump sum or in installments over a period ending no later than the December 31 which falls in the Fiscal Year which includes the fifth anniversary of the date of death, with the first payment made no later than the last day of the Fiscal Year immediately following the Fiscal Year which includes the date of death and the last payment made no later than the last day of the Fiscal Year which includes the fifth anniversary of the date of death, or (2) the deceased Participant or Former Participant dies after his required beginning date as determined under Section 2.3 having previously elected an installment distribution under
Section 5.2(b)(2), distribution of the remaining balance of the Accounts shall be made in a single lump sum or installments over a period not to exceed the lesser of the period provided under
Section 5.2(c)(1) or the remaining installment period provided under Section 5.2(b)(2). The election of a form of distribution upon death shall be made by the Participant or Former Participant on a beneficiary designation form or by the Beneficiary after the Participant or Former Participant's death. Distribution of the Accounts of a deceased Alternate Payee shall be made in a single lump sum.

5.3 Distributions in Stock.

 (a) If a Participant elects a distribution in stock under
Section 5.2(a), he shall receive a distribution of the number of whole shares of Employer Stock allocated to his Unrestricted Employer Stock Account and his Section 1042 Stock Account, if any, as of the Valuation Date coincident with or immediately preceding the date of distribution multiplied by the percentage of his vested interest under Section 5.1, plus a dollar amount equal to the number of fractional shares of Employer Stock in which he has a vested interest, if any, multiplied by the value of the Employer Stock as of the date of any purchase of shares of Employer Stock as provided in Section 5.3(b).

 (b) In addition, the Participant shall receive a distribution of the number of whole shares of Employer Stock which may be purchased by the Trustee in the open market on the date of distribution with the balance of his Asset Account calculated as follows:

     (1) The dollar amount credited to his Asset Account as of the Valuation Date coincident with or immediately preceding the date of distribution; less

     (2) The amount of any dividends on Employer Stock allocated to the Participant's Asset Account in accordance with Sections 4.5 and 5.7 which has been distributed to the Participant since the preceding Valuation Date in accordance with
Section 5.7; less

     (3) The amount of any brokerage fees or expenses incurred by the Trustee in purchasing the Employer Stock to be distributed to him, calculated in accordance with any procedures adopted by the Committee under Section 5.2; multiplied by

         (4) The percentage of his vested interest determined under the applicable provisions of Section 5.1; less

     (5) The balance remaining unpaid on any Participant
Loan under Section 5.10 secured by the Participant's vested interest at the time distribution of benefits commences (if the distribution is to a Former Participant); divided by

     (6) The value of Employer stock as of the date of distribution. The Participant shall receive any balance remaining in his Asset Account after the foregoing calculation and purchase of whole shares in cash.

 (c) Any distributions in installments shall be made first from the Participant's Stock Accounts and the amount of each installment shall be determined by dividing the total value of the Participant's Accounts by the number of annual installments yet to be paid. A Former Participant, Alternate Payee or Beneficiary shall be treated as a Former Participant for purposes of this Section 5.3 except that the vested interest of an Alternate Payee or Beneficiary shall always be 100% in accordance with Sections 4.1(b) and 5.1(a), respectively.

5.4 Distributions in Cash.

 If a Participant elects a distribution in cash under
Section 5.2(a), he shall receive a distribution equal to the sum of:

 (a) The dollar amount credited to his Asset Account as of the Valuation Date coincident with or immediately preceding the date of distribution; less

 (b) The amount of any dividends on Employer Stock allocated to the Participant's Asset Account in accordance with Sections 4.5 and 5.7 which has been distributed to the Participant since the preceding Valuation Date in accordance with
Section 5.7; multiplied by

 (c) The percentage of his vested interest determined under the applicable provisions of Section 5.1; plus

 (d) The dollar amount equal to the proceeds from the sale of the number of whole shares of Employer Stock in which he has a vested interest, if any, on the open market; plus

 (e) The dollar amount equal to the number of fractional shares of Employer Stock in which he has a vested interest, if any, multiplied by the value of the Employer Stock as of the date of the sale of shares of Employer Stock as provided in Section
5.4(e); less

 (f) The balance remaining unpaid on any Participant Loan under Section 5.10 secured by his vested interest at the time distribution of benefits commences; less

 (g) The amount of any brokerage fees or expenses incurred by the Trustee in selling Employer Stock in accordance with
Section 5.4(d), calculated in accordance with any procedures adopted by the Committee under Section 5.2.

 (h) Any distributions in installments shall be made first from the Participant's Asset Account and the amount of each installment shall be determined by dividing the total value of the Participant's Accounts by the number of annual installments yet to be paid. A Former Participant, Alternate Payee or Beneficiary shall be treated as a Participant for purposes of this Section 5.4 except that the vested interest of an Alternate Payee or Beneficiary shall always be 100% in accordance with Sections 4.1(b) and 5.1(a) respectively.

5.5  Distributions in Cash and Stock

 (a) If a Participant elects a distribution in cash and in stock under Section 5.2(a), he shall receive a distribution of the number of whole shares of Employer Stock allocated to his Unrestricted Employer Stock Account and his Section 1042 Stock Account, if any, as of the Valuation Date coincident with or immediately preceding the date of distribution multiplied by the percentage of his vested interest under Section 5.1, plus a dollar amount equal to the number of fractional shares of Employer Stock in which he has a vested interest, if any, multiplied by the value of the Employer Stock as of the date of distribution.

 (b) In addition, he will receive a distribution equal to the sum of:

     (1) The dollar amount credited to his Asset Account as of the Valuation Date coincident with or immediately preceding the date of distribution; less

     (2) The amount of any dividends on Employer Stock allocated to the Participant's Asset Account in accordance with Sections 4.5 and 5.7 which has been distributed to the Participant since the preceding Valuation Date in accordance with
Section 5.7; multiplied by

     (3) The percentage of his vested interest determined under the applicable provisions of Section 5.1; less

     (4) The balance remaining unpaid on any Participant
Loan under Section 5.10 secured by his vested interest at the time distribution of benefits commences. A Former Participant, Alternate Payee, or Beneficiary shall be treated as a Participant for purposes of this Section 5.5 except that the vested interest of an Alternate Payee or Beneficiary shall always be 100% in accordance with Sections 4.1(b) and 5.1(a), respectively.

5.6  Time of Distribution.

 (a) General Rule.

 Unless a Former Participant or Alternate Payee is permitted to delay the distribution under Section 5.6(b), distribution of the vested Accounts of a Participant who has terminated employment shall begin as soon as practicable after the end of the Fiscal Year in which he terminates employment, and distribution of the Accounts of an Alternate Payee shall begin as soon as practicable after the establishment of the Alternate Payee's Accounts, but in no event later than the earliest of
(1) sixty (60) days following the close of the later of the Fiscal Year in which the Participant attains Normal Retirement Age, in which the tenth anniversary of the date the Participant commenced participation in the Plan occurs or in which the Participant terminates employment for any reason, (2) the date required in Section 2.3(b), (3) one year after the close of the Fiscal Year in which the Participant terminates employment after attaining Normal Retirement Age, becomes disabled, or dies, or
(4) 5 years after the close of the Fiscal Year in which a Participant terminates employment for any other reason, so long as he is not reemployed. For purposes of this Section 5.6, no distribution of Employer Stock acquired in a transaction to which Code Section 1042 applies will be "practicable" until November 1, 1990 or such earlier date as the application of the excise tax imposed under Code Section 4978 expires.

 (b) Consents and Notices.

     (1) Accounts of $3,500 or Less.

     If the vested and nonforfeitable value of a Former Participant's or an Alternate Payee's Accounts is $3,500 or less, distribution shall be made as soon as practicable after the end of the Fiscal Year in which the Former Participant terminated employment or as soon as practicable after a determination under
Section 12.5 that a domestic relations order is a QDRO, but, beginning on or after January 1, 1993, in no event sooner than 30 days after the Former Participant, Alternate Payee, or Beneficiary receives written notice of the elections permitted
(A) under Article X for a direct rollover distribution, if any, and (B) under Section 5.2(a) of the right to choose distribution in the form of Employer Stock, cash, or Employer Stock and cash. If a Former Participant, Alternate Payee, or Beneficiary fails to provide written election within 45 days after the date of the notice, distribution shall be made in the form of cash payable directly to the Former Participant, Alternate Payee, or Beneficiary, without his consent. If the Former Participant, Alternate Payee, or Beneficiary wishes to waive the 30 day waiting period after receipt of such written notice, he must make an affirmative election to do so in writing.

 (2) Accounts in Excess of $3,500.

     If the vested and nonforfeitable value of a Former Participant's vested Accounts is more than $3,500, more, the Former Participant must consent in writing to any distribution prior to the date on which he attains Normal Retirement Age. If the value of an Alternate Payee's Accounts is more than $3,500, the Alternate Payee must consent in writing to any distribution prior to the date on which the Participant or Former Participant from whose Accounts the Alternate Payee's Accounts were established, attains Normal Retirement Age. No consent is required from a Beneficiary. Beginning on or after January 1, 1993, no distribution shall be made sooner than 30 days after the Former Participant, Alternate Payee, or Beneficiary, receives written notice of the elections permitted (A) under Article X for a direct rollover distribution, if any, and (B) under Section 5.2(a) of the right to choose distribution in the form of Employer Stock, cash, or Employer Stock and cash. If a Former Participant or Alternate Payee fails to provide a written election within 45 days after the date of the notice, no distribution shall be made unless distribution is required under
Section 2.3 and any such required distribution shall be made in cash directly to the Former Participant or Alternate Payee. If a Beneficiary fails to provide a written election within 45 days after the date of the notice, distribution shall be made in the form of cash payable directly to the Beneficiary. If the Former Participant, Alternate Payee, or Beneficiary wishes to waive the 30 day waiting period after receipt of such written notice, he must make an affirmative election to do so in writing.

 (c) Liquidity Limitations.

 The time of any distribution of any benefit in cash under Sections 5.4 or 5.5 shall also be subject to the following guidelines, but in no event shall distribution be delayed under the terms of this Section 5.6(c) beyond the required commencement dates described in Section 5.6(a):

     (1) If a distribution in cash would cause a liquidation or distribution of greater than fifteen percent (15%) of the fair market value of the Plan assets other than Employer Stock, then the distribution shall be delayed for up to three years in order to permit sufficient liquidation of assets, but in no event shall distribution be delayed beyond the required commencement dates described in Section 5.6(a).

     (2) Even if a distribution in cash would not cause a liquidation or distribution of greater than fifteen percent (15%) of the fair market value of the Plan assets other than Employer Stock, if the distribution is in excess of One Hundred Thousand Dollars ($100,000.00), then the distribution shall be delayed until thirty (30) days after the next annual Employer Contribution; and

     (3) Notwithstanding (1) and (2) to the contrary, if a distribution in cash, when aggregated with all other distributions prior to such distribution for the Fiscal Year, exceeds fifteen percent (15%) of the fair market value of the Plan assets other than Employer Stock, then the distribution shall be delayed for up to three years in order to permit sufficient liquidation of assets.

5.7  Dividends.

       (a)   Dividends on Stock Allocated to Unrestricted
             Employer Stock Accounts and  Section 1042
             Employer Stock Accounts.

             Any dividend declared during the Fiscal Year on Employer Stock allocated to a Participant's, Former Participant's, Alternate Payee's, or Beneficiary's Unrestricted Employer Stock Account or Section 1042 Employer Stock Account shall be allocated to the Asset Account of the Participant, Former Participant, Alternate Payee, or Beneficiary for whose benefit the Employer Stock was held as of the record date for payment of such dividend (provided that any dividend declared during the Fiscal Year on Employer Stock allocated to a Participant's, Former Participant's, Alternate Payee's, or Beneficiary's Unrestricted Employer Stock Account or Section 1042 Employer Stock Account as of the beginning of the Fiscal Year which is distributed to, or sold to allow a distribution in cash to, a Participant, Former Participant, Alternate Payee, or Beneficiary on or before the end of the Fiscal Year, shall instead be allocated in accordance with the terms of Section 4.5(a)(2)(B)), and may, in the sole discretion of the Administrative Committee, be distributed in cash within ninety
(90) days after the close of the Fiscal Year in which the dividend is paid to the Plan to those Participants, Former Participants, Alternate Payees, or Beneficiaries to whose Asset Accounts such dividends were allocated.

     (b) Dividends on Stock Held in the Temporary Stock
         Account.

     Any dividends declared during the Fiscal Year on Employer Stock held in the Temporary Stock Account as of the record date for payment of such dividend shall be allocable to the Asset Accounts of Participants, Former Participants, Alternate Payees and Beneficiaries in accordance with Section 4.5 and may, in the sole discretion of the Administrative Committee, be distributed in cash within ninety (90) days after the close of the Fiscal Year in which the dividend is paid to the Plan to the Participants, Former Participants, Alternate Payees, or Beneficiaries to whose Asset Accounts the dividends were allocated pursuant to Section 4.5.

 (c) Dividends on Stock Allocated to the Suspense Account.

     Any dividends declared during the Fiscal Year on Employer Stock held in the Suspense Account as of the record date for payment of such dividend, may, in the sole discretion of the Administrative Committee, be used to make payments on an Exempt Loan as of the end of the Fiscal Year in which they are paid to the Plan, or if all or any portion of such dividends are not so used to make Exempt Loan payments as of the end of such Fiscal Year, the remainder of such dividends shall be allocated to the Asset Accounts of Participants, Former Participants, Alternate Payees and Beneficiaries in accordance with Section 4.5 and may, in the sole discretion of the Administrative Committee, be distributed in cash within ninety (90) days after the close of the Fiscal Year in which such dividends are paid to the Plan to the Participants, Former Participants, Alternate Payees or Beneficiaries to whose Asset Accounts the dividends were allocated under Section 4.5.

 (d) Treatment of Distributed Dividends.

     Any distribution of dividends under this Section 5.7 shall be made without regard to any other restrictions or limitations under this Article V, including whether a Participant or Former Participant is 100% vested in his Accounts. Any distribution of dividends or use of dividends to make Exempt Loan payments provided for under this Section 5.7 is intended to comply with Code Section 404(k).

5.8  Put Option and Right of First Refusal.

 (a) Put Option.

     (1) If Employer Stock is distributed and it is or becomes not readily tradable on an established market, then any Participant, who receives a distribution in Employer Stock shall have the right (hereinafter referred to as "Put Option") to require that Giant repurchase the Employer Stock so distributed at the then value of the Employer Stock as determined in accordance with Treasury Regulation Section 54.4975-11(d)(5).
The Put Option does not bind the Plan; however, the Trustee may, in its sole discretion, assume the right and obligations of Giant under the Put Option at the time such Put Option is exercised. The Put Option shall only be exercisable during the fifteen (15) month period immediately following the date of distribution; provided that if Employer Stock is publicly traded without restriction when distributed but ceases to be so traded within fifteen (15) months after distribution, Giant shall inform each affected distributee of the existence of the put option and of any additional time to exercise the put option, all as provided in Treasury Regulation 54.4975-7(b)(11(ii). This Put Option shall be nonterminable within the meaning of Treasury Regulation
Section 54.4975-(11)(a)(3)(ii).

     (2) The amount paid for Employer Stock under the Put Option shall be paid in substantially equal periodic payments (not less frequently than annually) over a period beginning not later than thirty (30) days after the exercise of the Put Option and not exceeding five (5) years. There shall be adequate security provided and reasonable interest paid on the unpaid balance due under this Section 5.8(a)(1).

 (b) Right of First Refusal.

     (1) If Employer Stock is distributed and it is or becomes not readily tradable on an established market, and the Participant elects not to put the Employer Stock pursuant to
Section 5.8(a) such Employer Stock shall then be subject to a right of first refusal. The right of first refusal shall provide that, prior to any subsequent transfer, the Employer Stock must first be offered for purchase in writing to Giant. The right of first refusal shall lapse fourteen (14) days after the Participant, or the Participant's Beneficiary, gives written notice to Giant that an offer by a third party to purchase Employer Stock has been received. If Giant rejects the offer, or if the offer lapses, the offer shall then be automatically extended to the Trustee who will have a period of fourteen (14) days from the date of Giant rejection or lapse to accept the offer.

     (2) The purchase price of the Employer Stock under this right of first refusal shall be no less favorable to the Participant or Participant's Beneficiary than the greater of (A) the value of the Employer Stock as determined under Treasury Regulation Section 54.4975-11(d)(5), or (B) the purchase price and other terms offered by a buyer (which is not Giant or the Plan) making a good faith offer to purchase the Employer Stock.

5.9  Non-Vested Interests.

 (a) Forfeitures.

 When a Participant ceases to participate as a result of termination of employment for any reason other than retirement, death or disability and receives a distribution of the vested portion of his or her Accounts under this Article V, such portion of his Accounts as is not vested shall be forfeited and allocated in the manner provided in Section 4.3 as of the Valuation Date which falls in the Fiscal Year in which the distribution occurs, provided that the distribution occurs no later than the last day of the second Fiscal Year following the Fiscal Year in which the Participant terminated employment. A Participant who terminates employment with no vested interest in his Accounts will be deemed to have received a distribution in the Fiscal Year in which he terminated employment for purposes of this Section 5.9(a).
 Forfeitures taken later than the last day of the second
Fiscal Year following the Fiscal Year in which the Participant terminated employment shall be charged first to the Participant's Asset Account, with any balance of Forfeitures applied next to the portion of a Participant's Unrestricted Employer Stock Account and Section 1042 Employer Stock Account (both valued as of the Valuation Date coincident with or immediately preceding the date of distribution to the Participant) which holds Employer Stock which was not purchased with the proceeds of an Exempt Loan, and last to the portion of the Participant's Unrestricted Employer Stock Account and the Participant's Section 1042 Employer Stock Account (both valued as of the Valuation Date coincident with or immediately preceding the date of distribution to the Participant) which hold Employer Stock which was purchased with the proceeds of an Exempt Loan; provided that if shares in more than one class of Employer Stock have been purchased with an Exempt Loan and allocated to either Stock Account, any Forfeiture shall be charged against such shares in the same proportion that such shares are allocated to such Accounts.

 (b) Repayment of Prior Distribution.

 If a Participant who has terminated employment with the Employer (l) receives a distribution under this Article V which is equal to the entire vested and nonforfeitable portion of his accounts, (2) later returns to the employ of the Employer and,
(3) repays a dollar amount equal to the value of the previous distribution to him, then upon such repayment a dollar amount equal to the value previously forfeited from his Accounts under
Section 5.9(a) (unadjusted for any increase or decrease in the value of the net assets of the Plan since the Valuation Date on which the forfeiture occurred) shall be restored to the Participant's Asset Account in full pursuant to Section 4.3, provided the Participant both resumes employment covered under the Plan and repays a dollar amount equal to the value of the distribution he received under this Article V before the earlier of (A) five (5) years after the date on which the Participant resumes employment covered under the Plan, or (B) the end of the Fiscal Year in which the Participant incurs his sixth (6th) consecutive one (1) year Break in Service.

 No repayment is required of any Participant who is deemed to have received a distribution of his Accounts because he had no vested interest in his Accounts as of the date he terminated employment.

 (c) Termination of Employment With No Distribution.

 If a Participant terminates employment with the Employer without taking a distribution of the vested portion of his Accounts before the last day of the second Fiscal Year following the Fiscal Year in which the Participant terminated employment, the then vested portion of each of his Accounts shall be treated as a Special Account for the benefit of the Participant (the Participant's "Special Account"). Each Special Account shall continue to share in the gains and losses of the trust in accordance with the provisions of Article IV, and shall be distributable to the Participant in accordance with the provisions of Article V. The Participant's interest in each Special Account shall at all times be fully vested and nonforfeitable.

 The then nonvested and forfeitable portion of such Participant's Accounts shall be treated as a Post-Termination Account for the benefit of the Participant (the Participant's "Post-Termination Account"). If the Participant is reemployed prior to the Valuation Date coincident or next following the date on which the Participant incurs six (6) consecutive one (l) year Breaks in Service, then his vested interest in each Post-Termination Account shall be determined in accordance with the following method. At any relevant time, the Participant's vested portion of each Post-Termination Account shall equal an amount ("X") determined by the formula:

         x = P[AB + (R x D)] - (R x D)

 For purposes of applying the formula: P is the vested percentage at the relevant time; AB is the Post-Termination Account balance at the relevant time; D is the amount of the distribution plus the initial value of the Special Account; R is the ratio of the value of the Post-Termination Account at the relevant time to the initial value of the Post-Termination Account; and the relevant time is the time at which, under the Plan, the vested percentage in the Post-Termination Account cannot increase. Each Post-Termination Account shall be credited with (i) earnings and losses of the Trust and (ii) with any Employer contributions or Forfeitures allocable to the Participant after his reemployment in accordance with Article IV. If a Participant should return to employment after the establishment of his Post-Termination Accounts, the vesting provisions of this Article V shall apply to each Post-Termination Account in exactly the same manner as those provisions apply to the Participant's "Accounts" as described in this Article V.

 If the Participant is not reemployed, his Post-Termination Account shall constitute a Forfeiture as of the Valuation Date coincident with or next following the date on which the Participant incurs six (6) consecutive one (1) year Breaks in Service and shall be allocated among the Accounts of Participants in accordance with Article IV.

5.10 Participant Loans.

 The Committee may authorize a loan to be made by the Trustee to any Participant based upon the security of a portion of the balance credited to the Participant's vested Accounts provided that effective for loans made on or after July 1, 1993, no loans shall be made until the Participant has been a Participant in the Plan for at least five (5) years (measured from the date he first became a Participant), and has demonstrated that the loan is necessary to enable him to meet any extraordinary expenses incurred on account of accident, sickness or disability affecting him or any of his dependents, for the purpose of providing education for his family or himself, for the purchase of a residence for, or improvement or addition to the residence of, the Participant and his family, and that he is creditworthy based on relevant factors normally considered in any commercial setting by entities in the business of making loans.

 Any loan shall be made against collateral being the
assignment of no more than one-half of the Participant's nonforfeitable right, title and interest in vested portion of his Accounts, and such additional collateral as the Committee shall deem necessary, if any, supported by the Participant's promissory note payable to the Trustee for a fixed term bearing interest at a rate comparable to the rate being charged by lenders in the area of the Employer's place of business for other loans of this
type.   Any loan shall be repaid by substantially equal periodic
payments not less frequently than monthly, by payroll deduction if the Participant is employed by the Employer, for a period of time not to exceed five (5) years unless the loan is used to acquire any dwelling unit which within a reasonable period of time is to be used (determined at the time the loan is made) as a principal residence of the Participant. In the event the Participant shall fail to make a monthly payment on the due date under the repayment period agreed upon, or within a thirty (30) day grace period thereafter, the entire balance of the loan shall be immediately due and payable, and the Committee may, in its sole discretion, direct the Trustee to pursue collection of the loan by any means generally available to a creditor where a promissory note is in default, including cancellation of the promissory note evidencing the loan and debiting the amount of the outstanding debt against the vested portion of the Participant's Accounts.

 If a Participant is eligible to receive a distribution of the vested portion of his Accounts prior to the conclusion of the agreed upon repayment period, he may elect either to repay the outstanding balance of the loan in full, including accrued interest prior to such distribution, or to have the full amount of the outstanding loan and accrued interest debited against the vested portion of his Asset Account before such distribution commences.

 The aggregate amount of principal at any time outstanding on a loan to a Participant may be established by the Committee, but shall not exceed the lesser of:

 (a) $50,000, reduced by the excess (if any) of

     (i) the highest outstanding balance of loans from the Plan during the one (1) year period ending on the day before the date on which the loan is made, over

     (ii) the outstanding balance of loans from the Plan on the date on which such loan was made, or

 (b) fifty percent (50%) of the amount of the then vested percentage of the Participant's Asset Account as of the date of the loan.

 The Committee shall make loans under uniform and non-discriminatory loan guidelines which shall be retained with the Plan document and which establish the terms and conditions on which loans may be made, including the rate of interest. In determining the interest rate, the Committee shall take into consideration interest rates currently being charged in the communities in which the Employer is located. The Committee shall not discriminate among Participants in the matter of interest rates; but loans granted at different times may bear different interest if, in the opinion of the Committee, the difference in rates is justified by a change in general economic conditions. Any such loans must be available to all Participants who have completed at least five (5) Years of Service for vesting purposes on a reasonably equivalent basis. No loans shall be available to any Former Participant, Alternate Payee or Beneficiary, who is not a party in interest as defined in Section 3(14) of ERISA. The provisions of this Section 5.10 as amended by the Third Amendment to the Plan shall be effective for any participant loan made or renewed after October 18, 1989.

                  ARTICLE VI.

                  [RESERVED]



     [Prior to January 1, 1993 the Plan allowed
Participants to direct the purchase of life insurance in their Asset Accounts. As of December 31, 1992, no life insurance was allocated to any Participant's Asset Account. Effective as of January 1, 1993, Participants are no longer allowed to direct the purchase of life insurance.]

                 ARTICLE VII.

                 THE COMMITTEE

7.1  Members.

     Giant shall create a committee (herein referred to as the "Committee"), which shall consist of two (2) or more members who shall be appointed by, and shall serve at the pleasure of, the Board of Directors. A member of the Committee may resign at any time by delivering a written notice of resignation to the Board of Directors. The Board of Directors may remove any member without cause by delivering a certified copy of its resolution of removal to such member. A resignation or removal shall be effective on the date specified. The Trustee shall be promptly notified in writing of the original membership and of any change in the membership of the Committee, and the Trustee shall be supplied with specimen signatures of each Committee member. Vacancies in the membership of the Committee shall be filled promptly by the Board of Directors.

7.2  Committee Action.

     The Committee shall keep minutes of the Committee's proceedings and all records and documents pertaining to the Committee's administration of the Plan. Any action of the Committee shall be taken pursuant to a majority vote, or to the written consent of a majority, of its members and such action shall constitute the action of the Committee and be binding the same as if all members had joined therein. A quorum of the Committee shall consist of a majority of the members. All directions by the Committee to the Trustee shall be in writing signed by a member of the Committee. The Trustee or third persons dealing with the Committee may conclusively rely upon any certificate or other written direction signed by a Committee member which purports to have been duly authorized by the Committee.

     A member of the Committee shall not vote or act upon any matter which relates solely to such member as a Participant. If a matter arises affecting one of the members of the Committee as a Participant and the other members of the Committee are unable to agree as to the disposition of such matter, the Board of Directors shall appoint a substitute member of the Committee in the place and stead of the affected member, for the sole and only purpose of passing upon and deciding the particular matter.

7.3  Rights and Duties.

     The Committee, on behalf of the Participants and their Beneficiaries, shall be the "Administrator" as defined in
Section 3(16)(A) of ERISA and the "Named Fiduciary" with respect to control, management and operation of the Plan as defined
Section 402(a)(2) of ERISA. The Committee shall enforce the Plan on a nondiscriminatory basis in accordance with its terms, and shall be charged with the general administration of the Plan.
The Committee shall have full discretion to construe and interpret the terms and provisions of this Plan, which interpretation or construction shall be final and binding on all parties.

     All powers of investment, management and control of Plan assets are retained solely by the Trustee pursuant to the Trust unless such powers are assigned to one or more Investment Managers pursuant to Section 7.5, to the Committee pursuant to
Section 7.5, or to another "Named Fiduciary." Unless and until the Board of Directors has delegated investment authority to the Committee in accordance with Section 7.5, or the Committee has designated an Investment Manager, the Trustee shall be the "Named Fiduciary" with respect to investment, management and control of Plan assets, except as otherwise expressly provided in this Plan document. Notwithstanding anything in Plan to the contrary, the Board of Directors shall at all times retain the right and authority to direct by resolution, as it deems advisable, the actions of any Plan fiduciary (other than a registered Investment Manager appointed by the Committee and other than a Plan participant acting as a Named Fiduciary under Sections 4.8 and 4.9) with respect to the investment, management, and control of the assets of the Trust. The Committee shall have all powers and duties necessary to accomplish those purposes, including, but not by way of limitation, the following:

     (a) To determine all questions relating to the eligibility of Employees to participate;

     (b) To determine, compute and certify to the Trustee the amount and kind of benefits payable to Participants and their Beneficiaries;

     (c) To authorize all disbursements by the Trustee from the Plan;

     (d) If the delegation of investment authority is made to the Committee by the Board of Directors pursuant to
Section 7.5, and unless an Investment Manager is appointed pursuant to Section 7.5, the Committee shall direct the Trustee with respect to any investments of the Plan for which the Board of Directors has delegated investment authority and with respect to other matters concerning the Plan corpus, provided, however, that the Committee's authority to direct investments of Plan assets shall not be deemed to include the authority or power to direct investment of the assets of any common or collective trust fund maintained by the Trustee in which Plan assets are invested;

     (e) To make any adjustments in any allocations to Accounts under the Plan necessary to comply with any provision of law;

     (f) To maintain all the necessary records for the administration of the Plan other than those maintained by the Trustee;

     (g) To provide for disclosure of all information and filing or provision of all reports and statements to Participants, Beneficiaries or governmental bodies as shall be required by ERISA or the Code, and to submit to the Board of Directors, at least annually, such information as is necessary to fully inform the Board of Directors of the discharge by the Committee or its delegates of responsibilities under the Plan;

     (h) To make and publish such rules for the regulation of the Plan as are not inconsistent with the terms hereof; and

     (i) To establish claims procedures consistent with regulations of the Secretary of Labor for presentation of claims by Participants and Beneficiaries for Plan benefits, consideration of such claims, review of claim denials and issuance of decisions on review. Such claims procedures at a minimum shall consist of the following:

         (1) The Committee shall notify Employees and, where appropriate, Beneficiaries of their right to claim benefits under the claims procedures, shall make forms available for filing of such claims, and shall provide the name of the person or persons with whom such claims should be filed.

         (2) The Committee shall establish procedures for action upon claims initially made and the communication of a decision to the claimant promptly and, in any event, not later than ninety (90) days after the date of the claim, unless special circumstances require an extension of time for processing the claim. If an extension of time is required, written notice of the extension shall be furnished to the claimant prior to the expiration of ninety (90) days after the date of the claim and shall indicate the special circumstances requiring the extension of time and the date by which the Committee expects to render a final decision. In no event may the extension exceed a period of ninety (90) days from the end of the initial ninety (90) day review period. The claim may be deemed by the claimant to have been denied for purposes of further review described below in the event a decision is not furnished to the claimant before the expiration of the review period, including any extensions. Every claim for benefits which is denied shall be denied by written notice setting forth in a manner calculated to be understood by the claimant (A) the specific reason or reasons for the denial,
(B) specific reference to any provisions of this Plan on which denial is based, (C) description of any additional material or information necessary for the claimant to perfect the claim with an explanation of why such material or information is necessary, and (D) an explanation of the procedure for further reviewing the denial of the claim under the Plan.

         (3) The Committee shall establish a procedure for review of claim denials, such review to be undertaken by the Committee. The review given after denial of any claim shall be a full and fair review with the claimant or the claimant's duly authorized representative having sixty (60) days after receipt of denial of the claim to request such review, having the right to review all pertinent documents and the right to submit issues and comments in writing.

         (4) The Committee shall establish a procedure for issuance of a decision by the Committee not later than sixty
(60) days after receipt of a request for review from a claimant unless special circumstances, such as the need to hold a hearing, require a longer period of time, in which case a decision shall be rendered as soon as possible but not later than one hundred twenty (120) days after receipt of the claimant's request for review. The decision on review shall be in writing and shall include specific reasons for the decision written in a manner calculated to be understood by the claimant with specific reference to any provisions of this Plan on which the decision is based.

7.4  Procedure for Establishing Funding Policy - Transmittal of
     Information.

     In order to enable the Committee to establish a funding policy and to perform its other functions under the Plan, the Employer shall supply full and timely information to the Committee on all matters relating to the compensation of all Participants, their employment, their retirement, death, or the cause for termination of employment and such other pertinent facts as may be required. The Committee shall advise the Trustee and Investment Manager, as appropriate, of such of the foregoing facts as may be pertinent to the duties of the Trustee and any Investment Manager under the Plan, including the short- and long-run financial needs of the Plan (e.g., the short-run need to have liquidity to pay benefits and debt service under the Plan).

7.5  Delegation of Investment Responsibility.

     The Board of Directors by resolution, may delegate investment authority to the Committee or any individual member or members of the Committee. The Committee (regardless of whether investment authority has been delegated to it) may delegate to one or more Investment Managers the responsibility and authority to invest the assets of the Trust. Such delegation by the Committee to an Investment Manager shall be in writing. If an Investment Manager is designated pursuant to this Section 7.5, or if the Board of Directors delegates investment authority to the Committee or any individual member or members of the Committee, the named Investment Manager, the Committee or member(s) of the Committee shall accept the fiduciary responsibility in writing and shall acknowledge in writing that it is a fiduciary with respect to investment of Trust assets. A copy of the delegation, acceptance and resolution, shall be provided to the Trustee by the Committee and the Trustee is authorized and entitled to rely upon this information so provided. Until the receipt of such delegation, acceptance and resolution, the Trustee shall remain the "Named Fiduciary" with respect to investment, management and control of the Trust assets, except as otherwise expressly provided in this Plan document. If an Investment Manager is designated pursuant to this Section 7.5, or if the Board of Directors delegates investment authority to the Committee or any individual member or members of the Committee, the Investment Manager, the Committee, or the Committee member(s), as the case may be, and not the Trustee, shall be the "Named Fiduciary" with respect to investment, management and control of the Trust assets.

7.6  Delegation of Non-Investment Fiduciary Responsibility.

     The Committee may, with respect to the Plan, delegate its administrative responsibilities other than those described in
Section 7.5, including its responsibility as administrator to any other person. Such delegation shall be accomplished by a written instrument executed by a member of the Committee specifying responsibilities delegated and the fiduciary responsibilities allocated to such delegate. The allocation of such responsibilities shall be effective upon the date specified in the delegation, subject to written acceptance by the delegate. Any such delegation shall be communicated to participants under such Plan or to beneficiaries where required by ERISA in the same manner used for transmission to such persons of the summary plan description described in Section 102(a)(1) of ERISA with respect to the Plan. Any delegation of responsibilities under this
Section 7.6 shall provide for reports, no less often than annually, by such delegate to the Committee of such information necessary to fully inform the Committee of the status and operation of the Plan and of the delegate's discharge of responsibilities delegated.

7.7  Duty of Care.

     In the exercise of its powers and duties as administrator and fiduciary with respect to the control and management of the Plan, the Committee shall exercise such powers and duties solely in the interest of the Participants and Beneficiaries of the Plan for the exclusive purpose of providing benefits to Participants and their Beneficiaries and shall use the care, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims.

7.8  Compensation, Indemnity and Liability.

     The members of the Committee shall serve without compensation for their services hereunder. The Committee and any delegates appointed pursuant to Sections 7.5 or 7.6 shall be bonded to the extent required by regulations promulgated by the Secretary of Labor. The expense of any such bond and all expenses of the Committee or such delegates shall be paid by the Employer and the Employer shall furnish the Committee or such delegates with all clerical or other assistance necessary in the performance of their duties. The Committee is authorized at the expense of the Employer to employ such legal counsel (which may be counsel to the Employer) and advisers as it may deem advisable to assist in the performance of its duties hereunder. No expenses or fees of the Committee, its delegates appointed pursuant to Section 7.6, the Board of Directors, or the Employer for the administration of the Plan and services in relation thereto shall be paid from Trust assets.

     Each entity which is or has been encompassed within the meaning of the term "Employer" as defined in Article I shall provide a defense, indemnify and hold harmless the Board of Directors, the Trustees, the Committee, and each current or former member thereof, and any delegate appointed by the Committee pursuant to Sections 7.5 or 7.6, against any and all claims, actions, causes of action, expenses, liabilities or penalties, (including, without limitation, claims, actions, causes of action, expenses, liabilities or penalties arising out of their alleged negligence) and including legal fees and costs incurred to defend against such matter, arising out of their discharge of responsibilities under or incident to the Plan, excepting only claims, actions, causes of action, expenses, liabilities or penalties arising out of willful misconduct, arising during a period when an entity which is or has been encompassed within the meaning of the term "Employer" as defined in Article I was not encompassed within the meaning of the term "Employer," and claims, actions, causes of action, expenses, liabilities or penalties asserted against them by the Employer. This indemnity shall not preclude such further indemnities as may be available under insurance purchased by the Employer or provided by the Employer under any by-law, agreement, vote of stockholders or disinterested directors or otherwise. Payments with respect to any indemnity and payment of expenses or fees under this Section 7.8 shall be made only from assets of the Employer and shall not be made directly or indirectly from Trust assets.

                 ARTICLE VIII

                  THE TRUSTEE


8.1  Appointment of Trustee.

 The Trustee or Trustees shall be appointed by the Board of Directors. If there shall be more than one Trustee, the Trustees shall jointly manage and control the assets of the Plan unless the Board of Directors shall allocate specific responsibilities, obligations and duties among the Trustees. If there shall be more than one Trustee, the term "the Trustee" shall collectively refer to all trustees. The initial Trustee shall be the trustee executing this Agreement.

8.2  Resignation and Removal.

 The Trustee may be removed by the Board of Directors by delivery of written notice of such action to the Trustee. The Trustee may resign by delivery of written notice to the Board of Directors. Such resignation or removal shall be effective upon the earlier of thirty (30) days after delivery or upon thirty
(30) days after acceptance by a successor trustee of its appointment. Within sixty (60) days after such removal or resignation, the retiring Trustee shall file with the Board of Directors and the Committee a written account of its acts from the date of its last previous annual account to the date of the Trustee's removal or resignation. The Trustee shall have the right to a settlement of its account, which may be made at the option of the Trustee, either (1) by judicial settlement in an action instituted by the Trustee in a court of competent jurisdiction or (2) by agreement of settlement between the Trustee, the Committee and the Board of Directors.

8.3  Successor Trustee.

 Upon removal or resignation of the Trustee, the Board of Directors shall designate a successor trustee to act hereunder, which shall have the same powers and duties as those conferred upon the Trustee. Upon such designation, and upon the written acceptance of the successor trustee, the Trustee shall assign, transfer and pay over to such successor trustee the assets then constituting the Plan, provided, however, that the Trustee is authorized to reserve such sum of money (and for that purpose to liquidate such property as may be necessary to produce such sum) as may seem advisable for payment of all proper charges against the Plan including expenses in connection with such resignation or removal, and any balance of such reserve remaining after the payment of such charges shall be paid over to the successor trustee. No successor Trustee shall be required to inquire into the trusteeship of its predecessor and may conclusively presume that the assets turned over to it by the predecessor constitute the entire Plan. No successor Trustee shall be liable to any person for any action, or failure to act, of any predecessor trustee.

 Should the Board of Directors fail to appoint a successor trustee or should a successor trustee appointed by the Board of Directors fail to accept such appointment within thirty (30) days after delivery of notice of a Trustee's resignation or removal, the Trustee may, at the expense of the Trust, apply to a court of competent jurisdiction for the appointment of a successor trustee. In the alternative, any member of the Committee who executes a written acceptance of appointment as a successor trustee may become a successor trustee.

8.4  General Duties of Trustee.

 The Trustee shall hold all property received by it hereunder, which, together with the income and gains therefrom and additions thereto, shall constitute the Plan assets. The Trustee shall manage, invest, and reinvest the Plan assets, collect the income thereof, and make payments of benefits to Participant and of reasonable expenses incurred in administering the Plan therefrom, all as herein provided, and subject to any proper direction of the Board of Directors, the Committee, or any other "Named Fiduciary" under the terms of the Plan. The Trustee shall be responsible only for the property actually received by it hereunder. It shall have no duty or authority to compute any amount to be paid to it by the Employer or to bring any action or proceeding to enforce the collection from the Employer of any contribution to the Trust.

 The Trustee shall discharge its duties solely in the interest of the Participants, Former Participants, and Beneficiaries and...

 (1) for the exclusive purpose of providing benefits to Participants, Former Participants, and their Beneficiaries and defraying reasonable expenses of administering the Plan;

 (2) with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims;

 (3) except as to assets of the Plan under the investment responsibility of an Investment Manager or the Committee and except as to investments in Employer Stock, by diversifying the investments of the Plan so as to minimize the risk of large losses, unless under the circumstances it is clearly prudent not to do so; and

 (4) in accordance with the documents and instruments governing the Plan insofar as such documents and instruments are consistent with the provisions of ERISA.

8.5  Accounts and Records.

 (a) The Trustee shall keep a full, accurate and detailed record of all transactions of the Plan which the Committee shall have the right to examine at any time during the Trustee's regular business hours.

     The Committee shall promptly notify the Trustee in writing of approval or disapproval of the account. The
Committee's failure to disapprove the account within ninety (90) days after receipt shall be considered an approval.

 (b) In the event of a tender or exchange offer subject to
Section 4.9 and in the event the Committee is composed of individuals who are employees, officers or directors of the Employer, the rights provided to the Committee pursuant to
Section 8.5(a) shall be delegated by Giant to an unrelated nominee to the extent and for the time necessary to ensure, in the Trustee's judgment, the confidentiality of Participants' instructions made pursuant to Section 4.9; provided, however, that, to the extent necessary for the operation of the Plan, such instructions may be relayed by the Trustee to a recordkeeper, auditor or other person (i) is not an employee, officer or director of the Employer and (ii) agrees not to divulge such directions to any other person, including employees, officers and directors of the Employer.

8.6  Compensation and Expenses.

 The Trustee shall receive each year as compensation for its services, such amount as it and the Committee agree to be reasonable; except that no compensation shall be paid to a Trustee who is a full-time Employee of the Employer. In addition, the Trustee shall be entitled to reimbursement for all reasonable expenses incurred by it in the performance of its duties hereunder, including reasonable fees for legal services rendered to the Trustee (whether in connection with any litigation or otherwise), reasonable fees for the employment of agents, and all other proper charges and disbursements. Such compensation and expenses shall be a charge upon the Trust and shall be withdrawn from the Plan, unless the amount of any such compensation and expenses shall be separately paid by the Employer at the option of the Committee. In addition to the provisions of this Article VIII, the Trustee shall be entitled and subject to the same rights and obligations to which a member of the Committee is entitled and subject under the provisions of
Section 7.8.

8.7  Employment of Agents.

 The Trustee may employ such agents, including custodians and counsel, as may be reasonable necessary to carry out the terms of the Trust. The Trustee may from time to time consult with counsel, who may be counsel to the Employer, and shall be protected to the extent the law permits in acting upon such advice of counsel as respects legal questions.

8.8  Third Party May Rely.

 A third party dealing with the Trustee shall not be required to make any inquiry as to whether the Trustee is authorized to take or omit any action, or to follow the application by the Trustee of any money or property which may be paid or delivered to the Trustee.

8.9  Notice Must be in Writing and Received.

 The Trustee shall not be bound by any certificate, notice, resolution, order, information or other communication unless and until it shall have been received in writing.

8.10   Valuation.

 As of each Valuation Date, the assets of the Trust shall be valued at their fair market values, as determined by the Trustee based upon such sources of information as it may deem reliable. The Committee shall instruct the Trustee as to the value of assets for which fair market value is not readily obtainable by the Trustee. If the Committee fails to provide such values, the Trustee may take whatever action it deems reasonable, including the employment of attorneys, appraisers or other professionals, the expense of which will be an expense of the administration of the Trust.

                  ARTICLE IX.

             POWERS OF THE TRUSTEE


9.1  Investment of Trust Fund.

 The Trustee shall invest the Trust Fund primarily in Employer Stock. The Trustee may purchase Employer Stock. In the case of a purchase of Employer Stock in a transaction between the Plan and a disqualified person, as defined under Code Section 4975(e), the value of the Employer Stock purchased must be determined as provided in Section 1.16 as of the date of the transaction. The Trustee may also incur debt from time to time to finance the acquisition of Employer Stock by the Trust Fund. The Trustee may also invest the assets of the Plan other than Employer Stock in cash, cash equivalents, certificates of deposit, money market funds, guaranteed investment contracts, short term securities, bonds and other investments desirable for the Trust as provided in Section 9.3. The Trustee's investment of the Trust Fund shall be subject to the direction of the Board of Directors, the Committee or an Investment Manager as provided in Section 7.5.

9.2  Exempt Loans.
 (a) The Trustee, at the direction of the Committee, may incur loans on behalf of the Trust including Exempt Loans. An Exempt Loan must be used primarily for the benefit of Participants and their Beneficiaries. The interest rate for any Exempt Loan and the price of Employer Stock to be acquired with the proceeds of the Exempt Loan should not be such that the Plan assets might be drained off. An Exempt Loan must be for a specific period and may not be payable at the demand of any person, except in the case of default. In the event of default upon an Exempt Loan, the value of plan assets transferred in satisfaction of the Exempt Loan must not exceed the amount of default; provided that if the lender is a disqualified person within the meaning of Code Section 4975(e), an Exempt Loan must provide for a transfer of plan assets upon default only upon and to the extent of the failure of the Plan to meet the payment schedule of the Exempt Loan.

 The terms of the Exempt Loan must, at the time the Exempt
Loan is made, be at least as favorable to the Plan as the terms of a comparable loan resulting from arms-length negotiations between independent parties. The proceeds of each Exempt Loan shall be used within a reasonable time after the Exempt Loan is obtained only to purchase Employer Stock, to repay the Exempt Loan, or to repay any prior Exempt Loan.

 Any collateral provided by the Plan for any Exempt Loan shall be limited to shares of Employer Stock acquired with the proceeds of the Exempt Loan and shares of Employer Stock that were used as collateral on a prior Exempt Loan which was repaid with the proceeds of the current loan. No person entitled to payment under an Exempt Loan made pursuant to this Section shall have recourse against any Plan assets other than the Employer Stock used as collateral for the Exempt Loan, employer contributions (other than contributions of Employer Stock) that are available to meet obligations under the loan and earnings attributable to such collateral and the investment of such Employer contributions. Employer contributions made with respect to any Fiscal Year during which the Exempt Loan remains unpaid, and earnings on such contributions, shall be deemed available to meet obligations under the Exempt Loan.

 (b) Any Employer Stock pledged as collateral for an Exempt Loan shall be placed in a Suspense Account. The Committee shall separately account for Employer Stock allocated to the Suspense Account which is Unrestricted Employer Stock and for Employer Stock allocated to the Suspense Account which is Section 1042 Employer Stock. Employer Stock shall be released from the Suspense Account in the proportion that the principal paid on the Exempt Loan for the Fiscal Year bears to the total principal amount due prior to such principal payments, with any Section 1042 Employer Stock purchased from an Ineligible Participant who is a more than twenty-five percent (25%) owner as defined in the "Ineligible Participant" definition in Section 1.26 and then held in the Suspense Account to be allocated first. Shares of Employer Stock so released shall then be allocated to the accounts of Participants in accordance with Article IV.

 Notwithstanding the foregoing provision to the contrary, in the event that any Exempt Loan provides for the payment of principal and interest at a cumulative rate less rapid than ten
(10) years under standard loan amortization tables, or in the event that any Exempt Loan is renewed or extended for a period in excess of ten (10) years or replaced by an Exempt Loan the term of which extends beyond ten (10) years from the date of the original Exempt Loan, Employer Stock must be released from the Suspense Account in the proportion that the principal and interest paid on the Exempt Loan for the Fiscal Year bears to the aggregate principal and interest paid for the current Fiscal Year and each Fiscal Year thereafter, as provided in Treasury Regulation 54.4975-7(b)(8)(i).

 (c) Payments of principal and interest on any Exempt Loan during any Fiscal Year may not exceed an amount equal to the sum of (1) Employer contributions (other than contributions of Employer Stock), (2) earnings from the investment of such contributions, (3) earnings attributable to Employer Stock purchased with the Exempt Loan, (4) the proceeds of a subsequent Exempt Loan made to repay an Exempt Loan, and (5) the proceeds of the sale of any Employer Stock pledged as collateral for the Exempt Loan received during the current Fiscal Year or any Fiscal Year after the Fiscal Year ending on December 31, 1986, less payments of principal and interest made in any Fiscal Year after the Fiscal Year ending on December 31, 1986; provided that the proceeds from the sale of any Employer Stock pledged as collateral for an Exempt Loan may be used to pay principal and interest on an Exempt Loan only if such payment is for the primary benefit of Participants within the meaning of Treasury Regulation Section 54.4975-7(b)(i). The contributions and earnings available to pay the Exempt Loan must be accounted for separately by the Committee until the Exempt Loan is repaid.

 (d) The Trustee, after consultation with and at the direction of the Administrative Committee, is authorized and empowered to execute and deliver any and all documents necessary to obtain an Exempt Loan including, but not limited to loan agreements, promissory notes, pledge agreements or security agreements.

9.3  Permitted Investment Acts.
 The Trustee shall be authorized and empowered, in its discretion (except as limited by the provisions of Sections 4.8, 4.9, 7.5 and 9.1), to exercise any and all of the following rights, powers and privileges with respect to any cash, securities, or other properties held by the Trustee in the Plan in addition to the rights, power and privileges enumerated under
Section 9.2:

 (a) To purchase, hold, invest and reinvest any such property, together with the income therefrom, in any property, including investments in common or collective investment trust then qualified for tax exemption under Code Section 401(a) or amendments thereto, which is then maintained by the Trustee, co-Trustee, agent for the Trustee, or by an investment manager duly appointed under Section 7.5. The provisions of the document governing such common or collective investment trusts, as amended from time to time, shall govern any investment therein, and are hereby made a part of this Trust. To sell any such property at such time and upon such terms and conditions as the Trustee deems appropriate. Such sales may be public or private, for cash or credit, or partly for cash and partly for credit, and may be made without notice or advertisement of any kind.

     (b) To exchange, mortgage, or lease any such property and to convey, transfer or dispose of any such property on such terms and conditions as the Trustee deems appropriate.

 (c) To grant options for the sale, transfer, exchange or disposal of any such property.

 (d) Subject to the requirements of Section 4.8, to exercise all voting rights pertaining to any securities; and to consent to or request any action on the part of the issuer of any such securities; and to give general or special proxies or powers of attorney with or without power of substitution.

 (e) Subject to the requirements of Sections 4.8 and 4.9, to consent to or participate in amalgamations, reorganizations, recapitalizations, consolidations, mergers, liquidations, or similar transactions with respect to any securities, and to accept and to hold any other securities issued in connection therewith.

 (f) Subject to the requirements of Sections 4.8 and 4.9, to exercise any subscription rights or conversion privileges with respect to any securities held in the Plan.

 (g) To collect and receive any and all money and other property of whatsoever kind or nature due or owing or belonging to the Plan and to give full discharge and acquittance therefor; and to extend the time of payment of any obligations at any time owing to the Plan, as long as such extension is for a reasonable period, and continues reasonable interest.

 (h) To cause any securities or other property to be registered in, or transferred to, the individual name of the Trustee or in the name of one or more of its nominees, or one or more nominees of any system for the centralized handling of securities, or it may retain them unregistered and in form permitting transferability by delivery, but the books and records of the Plan shall at all times show that all such investments are part of the Plan.

 (i) To organize under the laws of any State a corporation for the purpose of acquiring and holding title to any property which it is authorized to acquire under this Plan and to exercise with respect thereto any or all of the powers set forth in this Plan.

 (j) To manage, operate, repair, improve, develop, preserve, mortgage or lease for any period any real property or any oil, mineral or gas properties, royalties, interest or rights held by it directly or through any corporation, either alone or by joining with others, using other Trust assets for any of such purposes; to modify, extend, renew, waive or otherwise adjust any or all of the provisions of any such mortgage or lease; and to make provisions for amortization of the investment in or depreciation of the value of such property.

 (k) To settle, compromise, or submit to arbitration any claims, debts, or damages due or owing to or from the Plan; to commence or defend suits or legal proceedings whenever, in its judgement, any interest of the Trust requires it; and to represent the Plan in all suits or legal proceedings in any court of law or equity or before any other body or tribunal, insofar as such suits or proceedings relate to any property; forming part of the Plan or to the administration of the Plan.

 (l) Subject to the requirements of Section 9.2, to borrow money from others for the purposes of the Plan.

 (m) To loan money to a Participant pursuant to Section
5.10.

 (n) Generally to do all acts, whether or not expressly authorized, which the Trustee deems necessary or desirable, but acting at all times according to the principles of prudence expressed in Section 8.4.

 (o) To purchase and hold "Qualifying Employer Real
Property."

 (p) To deposit or invest all or any part of the Trust
Fund in savings accounts or certificates of deposit which bear a reasonable interest rate in a bank having a capital surplus and accumulated profits of at least $500,000,000, including the commercial department of the Trustee, if such bank is supervised by the United States or any State.

9.4  Prohibited Investment Acts.

 The Trustee shall not engage in any prohibited transactions. No investment shall be made or directed which would cause (a) a loss of qualification of the Plan or the Trust under the provisions of the Code; (b) a loss of the deductibility of the Employer's contribution to the Trust under the provisions of the Code; (c) a Participant to become liable for income tax under the provisions of the Code upon any contributions made by the Employer prior to the distribution thereof to the Participant; or (d) a loss of the income tax exemption of the Trust under the provisions of the Code.

9.5  Diversification.
 Any Participant or Former Participant who has attained age
55 and completed 10 years of participation in the Plan shall have the right to make an election to direct the investment of the Qualified Employer stock, if any, allocated to his Unrestricted Employer Stock Account and his Section 1042 Employer Stock Account, as provided in this Section 9.5. Such a Participant or Former Participant may elect within ninety (90) days after the close of each Fiscal Year which falls within his Qualified Election Period to diversify 25% of the number of shares of Qualified Employer Stock allocated to his Unrestricted Employer Stock Account and Section 1042 Employer Account, if any, less the number of shares of Qualified Employer Stock over which such Participant or Former Participant has previously had an election under this Section 9.5 (whether or not actually distributed) rounded to the nearest whole integer, by directing the Committee to distribute the portion of his Stock Accounts covered by the election to him in a manner consistent with the provisions of
Section 5.2 (treating the Participant or Former Participant as eligible for installment distributions) within one hundred and eighty (180) days after the end of such Fiscal Year. In the case of the last Fiscal Year of a Qualified Election Period, 50% shall be substituted for 25%.

 For purposes of this Section 9.5, the term "Qualified
Employer Stock" shall mean shares of Employer Stock acquired by the Plan in any Fiscal Year beginning on or after January 1, 1987 and the term "Qualified Election Period" shall mean the six (6) Fiscal Year period beginning with the first Fiscal Year after the Participant or Former Participant has attained age 55 and completed 10 years of participation in the Plan. No Alternate Payee or Beneficiary shall be permitted to make the elections provided under this Section 9.5.

                  ARTICLE X.

           PORTABILITY AND ROLL-OVER

10.1 Portability.

 (a) Direct Rollovers

     If a Distributee shall be entitled to receive a distribution under this Plan on or after January 1, 1993, the Distributee may elect in accordance with the terms of Section, at the time and in the manner prescribed by the Administrative Committee in accordance with any regulations promulgated by the Internal Revenue Service, to have an Eligible Rollover Distribution as defined under this Section paid in a Direct Rollover to a single Eligible Retirement Plan specified by the Distributee. A Distributee may only elect one Eligible Retirement Plan for any distribution.

 (b)  Definitions.

     For purposes of this Section 10.1, the following terms shall have the following meanings:

     (1) "Distributee" shall mean any Participant, any Former Participant, any Alternate Payee who was the spouse of a Participant or Former Participant, and any Beneficiary who was the spouse of a deceased Participant or Former Participant.

     (2) "Direct Rollover" shall mean a payment by the Plan directly to an Eligible Retirement Plan specified by a Distributee.

     (3) "Eligible Retirement Plan" shall mean an individual retirement account as described under Code Section 408(a), an individual retirement annuity as described under Code
Section 408(b), an annuity plan as described under Code Section 403(a), or a qualified trust described in Code Section 401(a) that accepts a Distributee's Eligible Rollover Distribution; provided that if the Distributee was the surviving spouse of a Participant or Former Participant only an individual retirement account or an individual retirement annuity may constitute an Eligible Retirement Plan.

     (4) "Eligible Rollover Distribution" shall mean any distribution of all or any portion of the balance to the credit of the Distributee, except (a) any distribution that is one of a series of substantially equal installment payments (not less frequently than annually) made over the life expectancy of the Distributee; (b) the portion of any distribution which is a required minimum distribution under Code Section 401(a)(9); (c) any distribution of less than $200 if such distribution represents the total amount to be distributed to the Distributee during the calendar year; (d) if a Distributee elects to receive a portion of any distribution in cash or in Employer Stock or in cash and Employer Stock and to request a Direct Rollover of the balance of his distribution, any portion of the distribution which is valued at $500 or less; (e) the portion of any distribution which is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to Employer Stock); or (f) the portion of any distribution which is a deemed distribution of a participant loan under Section 5.10.

10.2 Receipt of Direct Rollovers.

     The Plan will not accept assets in a direct or indirect rollover from any plan qualified under Code Section
40l(a) or from any individual retirement account under Code
Section 408(a).

                  ARTICLE XI.

           AMENDMENT AND TERMINATION


11.1 Amendments.

 Giant shall have the right at any time and from time to time to amend, in whole or in part, all or any of the provisions of this Plan. Any amendment shall be effective in the manner and at the time therein set forth and the Employer and the Trustee shall be bound thereby; provided, however:

 (a) No amendments shall be effective which shall attempt to cause any of the assets of the Plan to be used for or diverted to purposes other than for the exclusive benefit of Participants or their Beneficiaries, except that such changes, if any, as may be required to permit the Plan to meet the applicable requirements of the Code or ERISA may be made;

 (b) No amendment shall have any retroactive effect so as to deprive any Participant of any benefit already vested or any optional form of distribution of any benefit, except that such changes, if any, as may be required to permit the Plan to meet the applicable requirements of the Code or ERISA may be made;

 (c) No amendment shall create or effect any discrimination in favor of Participants who are officers, shareholders, or highly compensated employees;

 (d) No amendment shall increase the duties or liabilities of the Trustee without its written consent;

 (e) No amendment to the Vesting Schedule shall deprive a Participant of his or her nonforfeitable rights to benefits accrued to the date of the amendment. Further, effective for Fiscal Years beginning on or after January 1, 1989, if the Vesting Schedule of the Plan is amended each Participant with at least three (3) Years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment, to have his or her nonforfeitable percentage computed under the Plan without regard to such amendment. The period during which the election may be made shall commence with the date the amendment is adopted and shall end on the later of:

     (1) 60 days after the amendment is adopted;

     (2) 60 days after the amendment becomes effective;
or

     (3) 60 days after the Participant is issued written notice of the amendment by the Employer or plan administrator; and

 (f) Effective beginning on or after September 1, 1993, to the extent necessary to comply with Rule 16b-3(c)(2)(ii)(B) as promulgated under the Securities Exchange Act of 1934, as amended from time to time, no amendment to the provisions of the Plan governing the eligibility of a Participant to receive an allocation of Employer Stock, the vested interest of a Participant in Employer Stock, the allocation of Employer Stock to a Participant, the timing or right of a Participant to receive a distribution of Employer Stock, or any other provision of the Plan included within the meaning of Rule 16b-3(c)(2)(ii)(B), may be made more frequently than once every six (6) months, unless such amendment is necessary to permit the Plan to meet the applicable requirements of the Code or ERISA.

11.2 Discontinuance of Plan.

 It is the Employer's expectation that this Plan and the payment of contributions hereunder will be continued indefinitely, and the Trust related to this Plan is irrevocable, but continuance of the Plan by the Employer is not assumed as a contractual obligation, and the Employer reserves the right at any time to reduce, temporarily suspend, or discontinue contributions hereunder. In the event of the Employer's complete discontinuance of contributions, the entire interest of each Participant shall vest immediately and become non-forfeitable.

 The Employer may terminate this Plan at any time upon written notice to the Trustee. Upon termination or partial termination of the Plan, the entire interest of each of the Participants shall immediately vest and become non-forfeitable. The Trustee shall thereafter, upon direction of the Committee, distribute to the Participants the amount in such Participants' accounts in the same manner as set forth in Article V, subject, where appropriate, to Section 403(d)(1) of ERISA and regulations of the Secretary of Labor thereunder as may affect allocation of assets upon termination of the Plan.

 Notwithstanding any provision of Article XI to the contrary, upon the termination of the Plan, the Trustee shall not be obligated to distribute assets from the Plan, until the Plan has received a favorable determination from the Internal Revenue Service that the Plan termination has not adversely affected the qualification of the Plan under Section 401, or until the Employer agrees to indemnify the Trustee against any income tax liability incurred by the Trust as a consequence of an adverse determination, provided the Trustee agrees to accept the Employer's indemnification.

11.3 Merger or Consolidation.

 This Plan shall not be merged or consolidated with, nor shall its assets or liabilities be transferred to, any other plan unless each Participant in this Plan (if the Plan then terminated) would receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit such Participants, respectively, would have been entitled to receive immediately before the merger, consolidation, or transfer (if this Plan had been terminated). Where the foregoing requirement is satisfied this Plan and its related Trust may be merged or consolidated with another qualified plan and trust.

11.4 Failure to Contribute.

 Any failure by the Employer to contribute to the Trust in any year when no contribution is required under this Plan shall not of itself be a discontinuance of contributions under this Plan.

                 ARTICLE XII.

                 MISCELLANEOUS

12.1 Contributions Not Recoverable.
     Except where contributions are required to be returned to the Employer by the provisions of this Plan as permitted or required by ERISA or the Code, it shall be impossible for any part of the contributions made under this Plan or income thereon to be used for, or diverted to, purposes other than the exclusive benefit of Participants or their Beneficiaries; provided, however, that notwithstanding this or any other provision of this Agreement each and every Employer contribution to the Trust is expressly conditioned upon its deductibility under Section 404 of the Code. Subject to the requirements of Section 403(c) of ERISA, in the event the Employer shall make an excessive contribution to the Trust under a mistake of fact as that term is used in Section 403(c)(2)(A) of ERISA, or in the event the deductibility of any Employer contribution is disallowed, the Employer shall be entitled to recover, and the Participants under the Plan shall have no interest in (a) any contributions made under this Plan by mistake of fact, so long as the contribution is returned within one (1) year after payment, and (b) any contributions for which a deduction is disallowed under Section 404 of the Code, so long as the contributions are returned to the Employer within one (1) year following such disallowance or as otherwise permitted or required under the Code or ERISA; provided that the amounts to be returned to the Employer shall not be increased by any gains attributable to such contributions but shall be decreased by any losses attributable thereto.

12.2 Limitations on Participants' Rights.

 Participation in this Plan shall not give any Employee the right to be retained as an Employee of the Employer or any right or interest under the Plan and Trust other than as herein provided. The Employer reserves the right to dismiss any Employee without any liability for any claim either against the Trustee, the Plan, except to the extent provided in the Plan, or against the Employer. All benefits payable under the Plan shall be provided solely from the assets of the Plan.

12.3 Receipt and Release.

 Any payment to any Participant, Former Participant,
Alternate Payee, or Beneficiary in accordance with the provisions of the Plan shall, to the extent thereof, be in full satisfaction of all claims against the Trustee, the Committee and the Employer, and the Trustee may require such Participant, Former Participant, Alternate Payee, or Beneficiary, as a condition precedent to such payment, to execute a receipt and release to such effect.

12.4 Assignment and Alienation.

 Except with respect to unpaid loans owing to the Trust by a Participant and except as provided in Section 12.5, none of the benefits, payments, proceeds or claims of any Participant, Former Participant, Alternate Payee, or Beneficiary shall be subject to any claim of any creditor and, in particular, the same shall not be subject to attachment or garnishment or other legal process by any creditor, nor shall any such Participant, Former Participant, Alternate Payee, or Beneficiary have any right to alienate, anticipate, commute, pledge, encumber or assign any of the benefits or payments or proceeds which such Participant, Former Participant, Alternate Payee, or Beneficiary may expect to receive, contingently or otherwise, under this Plan. The corpus or income of the Plan may not be diverted for purposes other than the exclusive benefit of Participants and their Beneficiaries.

12.5 Qualified Domestic Relations Orders.

 The Committee shall from time to time adopt written procedures for determining the qualified status, under Section 414(p) of the Internal Revenue Code, of any domestic relations order served upon the Plan and for administering distributions under any domestic relations order which the Committee determines to be a qualified domestic relations order (a "QDRO") under Code
Section 414(p). The distribution of benefits to an Alternate Payee pursuant to a qualified domestic relations order and in accordance with the terms of the Plan shall not constitute a prohibited alienation of benefits under the Plan.

12.6 Governing Law.

 This Plan and its related Trust shall be construed, administered, and governed in all respects under applicable federal law, and to the extent that federal law is inapplicable, under the laws of the State of Arizona; provided, however, that any provisions of the Plan and its related Trust which pertain to the rights of shareholders, such as voting, tender or exchange rights, shall be construed, administered and governed under the laws of the State of Delaware, and further provided that if any provision is susceptible to more than one interpretation, such interpretation shall be given thereto as is consistent with this Plan being a qualified plan within the meaning of Section 401 of the Code. If any provision of this instrument shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall continue to be fully effective.

12.7 Headings, Etc., Not Part of Agreement.

 Headings and subheadings in this Plan are inserted for convenience of reference only and are not to be considered in the construction of the provisions hereof.

12.8 Successors and Assigns.

 This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns.

12.9 Agent Designated for Service of Process.

 The designated person upon whom service of process may be made in any action involving the Plan, including any domestic relations order, shall be C.T. Corporation.

12.10 Benefits Payable to Incompetents.

 Each individual receiving benefit payments under the Plan shall be conclusively presumed to have been legally competent until the date upon which the Committee shall have received written notice in the form and manner acceptable to it that such individual is an incompetent for whom a guardian or other person legally vested with his case shall have been appointed. From and after the date of receipt of such notice by the Committee, all future benefit payments to which such individual is entitled under the Plan shall be payable to his guardian or other person legally vested with his care, until such time as the Committee shall be furnished with evidence satisfactory to it that such individual is legally competent.

12.11 Pronouns.

 When necessary to the meaning hereof, either the masculine or the neuter pronoun shall be deemed to include the masculine, the feminine, and the neuter, and the singular shall be deemed to include the plural.

12.12 Reference to Laws.

 Any reference to any section or regulation under the Internal Revenue Code or ERISA or to any other statute or law shall be deemed to include any successor law of similar import.

                 ARTICLE XIII.

  EARLY WITHDRAWAL OF EMPLOYER CONTRIBVUTIONS


 Effective July 1, 1987, in-service early withdrawals from a Participant's accounts under the Plan will no longer be permitted.

                 ARTICLE XIV.

             TOP HEAVY PROVISIONS

14.1 Application of Top Heavy Provisions.

 (a) The provisions of this Article XIV shall apply in any Fiscal Year beginning after December 31, 1983 in which, on the Determination Date as defined in Section 14.7(a):

     (1) The sum of the portions of the Accounts attributable to Employer contributions and to Non-Deductible Voluntary Participant Contributions of Participants who are Key Employees, as defined in Section 14.7(b), exceeds sixty percent (60%) of the sum of the Accounts attributable to Employer contributions and to Non-Deductible Voluntary Participant Contributions of all Participants; or

     (2) The Plan is part of a Top Heavy Group, as defined in Section 14.7(c).

 (b) For purposes of the determining the sum of the portions of Accounts attributable to Employer contributions and to Non-Deductible Voluntary Participant Contributions under this
Section 14.1, the rules set forth in Section 14.6 shall apply.

14.2 Vesting Requirements.

 In any Fiscal Year the Plan is determined to be Top Heavy under Section 14.6, if a Participant's vested interest in the portion of his Account derived from Employer contributions under the vesting schedule set forth in Section 5.1 is less than his vested interest in such portion of his Account would be if calculated under the vesting schedule set forth in this Section 14.2, each Participant shall acquire a fully vested and non-forfeitable interest in the portion of his Account derived from Employer contributions upon the attainment of Normal Retirement Age or upon an earlier date in accordance with the following schedule:

  20% after two (2) Years of Service;
  40% after three (3) Years of Service;
  60% after four (4) Years of Service;
  80% after five (5) Years of Service; and 100% after six (6) Years of Service.

 Upon the initial application of the vesting schedule set forth in this Section 14.2 to the portion of a Participant's Account attributable to Employer contributions, said vesting schedule shall continue to apply to such portion of a Participant's Account regardless of whether the Plan is Top Heavy under Section 14.1 in any subsequent Plan Year, so long as the Participant remains a Participant under the Plan. If the vesting schedule under the Plan shifts into the schedule in this Section
14.2 for any Fiscal Year, such shift shall be deemed to be a Plan amendment and the election upon a change in vesting schedule, as provided in Article XI, shall apply.

14.3 Compensation Limitation.

 For any Fiscal Year in which the Plan is determined to be Top Heavy under Section 14.1, only the first $150,000 (or such larger amount as may be determined by the U.S. Secretary of the Treasury or his delegate) of a Participant's Section 415 Compensation shall be taken into account for purposes of determining any Employer contributions under the Plan. For purposes of this Article XIV, the term "Section 415 Compensation" shall have the same meaning as given to this term in Article III.

14.4 Minimum Allocation.

 (a) Except as otherwise provided in Sections 14.4(c) and 14.4(d), the Minimum Allocation of Employer contributions and forfeitures allocated on behalf of any Participant who is not a Key Employee shall not be less than the lesser of (1) three percent (3%) of such Participant's Section 415 Compensation or
(2) in the case where the Employer has no defined benefit plan which designates this Plan to satisfy Code Section 401, the largest percentage of Employer contributions and forfeitures, as a percentage of the first $150,000 of the Key Employee's Section 415 Compensation, allocated on behalf of any Key Employee for that year.

 (b) The Minimum Allocation is determined without regard to any Social Security contribution. The Minimum Allocation shall be made even though, under other Plan provisions, the Participant would not otherwise be entitled to receive an allocation, or would have received a lesser allocation for the year because of (1) the Participant's failure to complete one thousand (1,000) Hours of Service, or (2) compensation less than a stated amount.

 (c) Section 14.4(a) shall not apply to any Participant who was not employed by the Employer on the last day of the Fiscal Year.

     (d) Section 14.4(a) shall not apply to any Participant to the extent the Participant is covered under any other plan or plans of the Employer and the Employer has provided that the minimum allocation or benefit requirement applicable to top heavy plans will be met in the other plan or plans.

14.5 Limitations on Contributions and Benefits for Key
     Employees.

 (a) In any Limitation Year in which the Plan is determined to be Top Heavy under Section 14.1, the denominators of the defined benefit fraction and the defined contribution fraction, as defined in Section 3.1(b)(4) shall be calculated by substituting "1.0" for "1.25" in each place that it appears in
Section 3.1(b)(4). If the special rule for defined contribution fraction is included under Article III of the Plan, in any Limitation Year to which this Section 14.5(a) applies the special rule shall be applied by substituting "$41,500" for "$51,875."

 (b) This Section 14.5 shall not apply   if this Plan
would satisfy the Minimum Allocation required by Section 14.4 if such allocation is increased by one percent (1%) and if the ratios computed under Section 14.1 and Section 14.7(c) do not exceed ninety percent (90%).

14.6 Rules for Determining Top Heavy Status.

 For purposes of determining the sum of Accounts under
Section 14.1 and 14.7(c) and the present value of accrued benefits under Section 14.7(c), the following rules shall apply:

     (a) If an Employee ceases to be a Key Employee, such Employee's Account and accrued benefit, if any, shall be disregarded for any Fiscal Year following the last Fiscal Year in which he was treated as a Key Employee.

 (b) The sum of Accounts or the present value of accrued benefits shall include any amounts distributed to a Participant within the five (5) year period ending on the Determination Date.

 (c) In accordance with Code Section 416(g)(4)(A) (and any regulations promulgated thereunder by the U.S. Secretary of the Treasury or his delegate), any rollover contribution made to the Plan by an Employee after December 31, 1983 shall not be taken into account.

 (d) For Fiscal Years beginning after December 31, 1984, if a Participant has not performed any services for any Employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date, neither the Participant's Account nor his accrued benefit, if any, shall be taken into account.

 (e) The sum of accounts as of the Determination Date under any defined contribution plan, including this Plan, shall be calculated using the value of Participants' accounts on the valuation date, as defined under such plan, which is coincident with or falls within the twelve (12) month period ending on the Determination Date. The present value of accrued benefits as of the Determination Date under any defined benefit plan shall be calculated as of the valuation date used under such plan to compute costs under Code Section 412 which is coincident with or falls within the twelve (12) month period ending on the Determination Date. Both the present value of accrued benefits and the sum of the accounts shall be adjusted in accordance with any rulings or regulations issued by the U.S. Secretary of the Treasury or his delegate.

 (f) For Plan Years beginning after December 31, 1986, the accrued benefit of any Participant who is not a Key Employee shall be determined under (1) the method, if any, that uniformly applies for accrual purposes under all plans maintained by the Employer, or (2) if there is no method under Section 14.6(f)(1) as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Code Section 411(b)(1)(C).

14.7 Definitions.

 For purposes of this Article XIV, the following terms shall have the following definitions:

 (a) "Determination Date" means the last day of the preceding Fiscal Year; or in the case of the first Fiscal Year beginning after December 31, 1983, the last day of such Fiscal
Year.

 (b) "Key Employee" means any Employee or former Employee
(or their Beneficiaries) who at any time during the Fiscal Year or any of the preceding four (4) Fiscal Years, is:

     (1) An officer of the Employer whose Section 415 Compensation is greater than $45,000 (or such other amount which is equal to fifty percent (50%) of the amount specified in Code
Section 415(c)(1)(A) as in effect for the calendar year in which the Determination Date falls). For purposes of this Section 14.7(b)(1), no more than fifty (50) Employees (or if lesser, the greater of three (3) Employees or ten percent (10%) of all Employees) shall be treated as officers and unincorporated businesses shall be deemed not to have officers;

     (2) One of the ten Employees owning (or considered as owning within the meaning of Code Section 318 as modified by Code Section 416(i)(1)) both more than one-half percent (1/2%) ownership interest in value and the largest interests in the Employer determined without regard to Code Sections 414(b), (c), and (m). However, an Employee will not be considered a top ten owner for a Fiscal Year unless the Employee's Section 415 Compensation is greater than $30,000 (or such other amount as provided in Code Section 415(c)(1)(A) as in effect for the calendar year in which the Determination Date falls) and if two
(2) Employees own the same interest in the Employer, the Employee having the greater Section 415 Compensation from the Employer shall be treated as owning the greater interest;

     (3) A "five percent owner" of the Employer meaning any person who owns (or is considered as owning within the meaning of Code Section 318 as modified by Code Section 416(i)(1)) more than five percent (5%) of the outstanding stock of the Employer or stock possessing more than five percent (5%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than five percent (5%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), and (m) shall be treated as separate employers; or

     (4) A "one percent owner" of the Employer having
Section 415 Compensation from the Employer of more than $150,000. "One percent owner" means any person who owns (or is considered as owning within the meaning of Code Section 318 as modified by Code Section 416(i)(1)) more than one percent (1%) of the outstanding stock of the Employer or stock possessing more than one percent (1%) of the total combined voting power of all stock of the Employer or, in the case of an unincorporated business, any person who owns more than one percent (1%) of the capital or profits interest in the Employer. In determining percentage ownership hereunder, employers that would otherwise be aggregated under Code Sections 414(b), (c), and (m) shall be treated as separate employers. However, in determining whether an individual has Section 415 Compensation of more than $150,000,
Section 415 Compensation from each employer required to be aggregated under Code Sections 414(b), (c), and (m) shall be taken into account.

 (c) "Top Heavy Group" means a Required or Permissive Aggregation Group, as defined below, if, as of the Determination Date, (1) the sum of the portions of the accounts attributable to Employer contributions, Forfeitures and Non-Deductible Voluntary Participant Contributions of Key Employees under all defined contribution plans included in the Required or Permissive Aggregation Group, including this Plan, exceeds sixty percent (60%) of the sum of the portions of the accounts attributable to Employer contributions, Forfeitures and Non-Deductible Voluntary Participant Contributions of all participants under all such plans in the Required or Permissive Aggregation Group, or (2) the present value of the accrued benefits attributable to Employer contributions and to Non-Deductible Voluntary Participant Contributions for Key Employees under all defined benefit plans in the Required or Permissive Aggregation Group exceeds sixty percent (60%) of the present value of the accrued benefits attributable to Employer contributions, Forfeitures and Non-Deductible Voluntary Participant Contributions for all participants under all such plans in the Required or Permissive Aggregation Group.

     (1) "Required Aggregation Group" means, for purposes of this Section 14.7(c), all plans maintained by the Employer or an affiliate which are aggregated, pursuant to Code Section 416(g), to determine whether the plans constitute a Top- Heavy Group. The group shall include any plan which covers a Key Employee and any other plan which enables a plan covering a Key Employee to meet the requirements of Section 401(a)(4) or 410 of the Code.
         (2) "Permissive Aggregation Group" means, for purposes of this Section 14.7(c), all plans maintained by the Employer or an affiliate which are not required to be aggregated but which may, in the discretion of the Employer, be aggregated pursuant to Code Section 416(g) to determine whether the plans constitute a Top-Heavy Group; provided that the group of plans so aggregated would continue to meet the requirements of Code Sections 401(a)(4) and 410.

         For purposes of determining the present value of accrued benefits under this Section 14.7(c), the actuarial assumptions used shall be the same as the actuarial assumptions set forth in the defined benefit plans of the Aggregation Group for the definition of actuarial equivalence. For purposes of determining the present value of accrued benefits and the sum of accounts under this Section 14.7(c), the rules set forth under
Section 14.6 shall apply.